Exhibit 10.63

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed.

Date:	9/6/2023

RE:	Paradise Adventures LLC

Lead ID:

Agreement for the Purchase and Sale of Future Receipts Requirements:

●	Sign and initial this Agreement.

●	Please review and verify your bank account information where indicated, or if is missing, please contact us as soon as possible.

Please fill in the below information:

Merchant contact information:

Name:	Scott Allen Stawski

Email:	scott@amphritritedigital.com

Preferred phone number:          [***]

AGREEMENT FOR THE PURCHASE AND
SALE OF FUTURE RECEIPTS

This AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIPTS (this “Agreement”) is made as of 09/06/2023, by and between Advance Servicing Inc., a New Jersey corporation having an address at 15 Main Street, Holmdel, New Jersey 07733 (“Buyer”) and the Merchant whose information appears below (“Merchant”).

MERCHANT INFORMATION

Merchant Legal Name: Paradise Adventures LLC	DBA Name:
Entity Type: Limited Liability Company	FEIN: [***]
State of Incorporation: Florida	Bank Name: Community Bank
Address: 4114 Jan Cooley Drive, Panama City Beach, FL 32408	Phone: [***]

GUARANTOR INFORMATION

Name of guarantor 1: Scott Allen Stawski	Cell phone: [***]	Social security #: [***]
Home address: [***]	City/state: [***]	Zip code: [***]
Ownership %: 100	Email: [***]
Name of guarantor 2:	Cell phone:	Social security #:
Home address:	City/state:	Zip code:
Ownership %:	Email:

BACKGROUND

WHEREAS, Merchant is an entity that is engaged in the business that it currently conducts and is willing to sell to Buyer a certain portion of Merchant’s future receipts as set forth herein; and

WHEREAS, Buyer is an entity engaged in the business of purchasing future receipts and is willing to purchase from Merchant the Future Receipts on the terms and conditions stated in this Agreement; and

WHEREAS, Guarantor is an individual who, as a Guarantor, officer or manager of Merchant, will derive substantial benefit from Merchant selling the Future Receipts to Buyer and who is willing to guaranty to Buyer Merchant’s performance in accordance with the provisions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the mutual receipt of which and sufficiency is hereby acknowledged, the parties to this Agreement agree to the foregoing and as follows:

The following are important key business terms and definitions that are used in this Agreement and which are defined in the Agreement below.

KEY BUSINESS TERMS AND DEFINITIONS:

Purchase Price	$ 100,000.00	This is the total amount that Buyer agreed to pay for the Future Receipts. Future Receipts are defined in Section 1 and below.
Future Receipts		These are the proceeds of each future sale made by Merchant, contract rights and other entitlements arising from or relating to the payment of monies from Merchant’s customers and/or other third party payors. “Future Receipts” includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Payment Card”) or other form of monetary payment in the ordinary course of Merchant’s business.
Purchased Amount	$ 142,000.00	This is the total amount of Future Receipts that Buyer expects to receive pursuant to this Agreement.
Specified Percentage	8.00%	This is an agreed upon percentage of the Future Receipts that Merchant shall deliver to Buyer until the entire amount of the Purchased Amount is delivered to Buyer in accordance with this Agreement.
Net Funds Provided	$ 95,000.00	This is the net amount that the Merchant will receive pursuant to this Agreement after the Fees (Origination, Risk Assessment Fees and Direct Payments to 3rd Parties) are deducted from the Purchase Price.
Risk Assessment Fee:	$ 1,000.00	This is a fee to cover the cost of processing the transaction and document preparation by Buyer.
Origination Fee:	$ 4,000.00	This is the fee paid by the Merchant to Buyer to cover the costs of origination, underwriting this Agreement, ACH setup and other administrative costs.
Direct Payments to Third Parties/Renewals	$ 0.00	This is an amount paid to other funders.

Initial Weekly Amount	$ 6,454.55

This Weekly Amount may be adjusted as set forth in Section 4 below. The initial Weekly Amount is calculated as follows: Average Monthly Sales x Specified Percentage / Average Business Days in a Calendar Month.

A dollar amount that Merchant and Buyer agree to be a good faith approximation of the Specified Percentage of Weekly Future Receipts, or, as the case may be, Weekly Future Receipts, as of the date of this Agreement, based upon the Estimated Average Weekly Future Receipts. By initialing this paragraph, Merchant represents and warrants to Buyer that 1) Merchant has reviewed this paragraph including but not limited to the Specified Percentage of Weekly Future Receipts, or, as the case may be, Weekly Future Receipts, set forth in this paragraph; 2) Merchant agrees with the Specified Percentage of Weekly Future Receipts, or, as the case may be, Weekly Future Receipts, set forth in this paragraph which is true and accurate; and 3) the information and documents provided to Buyer by Merchant in order to determine the Specified Percentage of Weekly Future Receipts, or, as the case may be, Weekly Future Receipts, set forth in this paragraph were true, accurate and complete.

Non-Sufficient Fund Fee (NSF)/Rejected ACH Fee:	$ 35.00 (each occurrence)	The Merchant/Guarantor shall be required to pay this fee for each ACH debit that is not covered by either the Merchant or the bank, regardless of the reason.
Estimated Average Monthly Future Receipt

The average monthly Future Receipts Buyer estimates Merchant will achieve going forward based upon Merchant’s past average monthly Future Receipts set forth in the information and documents provided by Merchant to Buyer as part of the underwriting process. By initialing this paragraph, Merchant represents and warrants to Buyer that 1) Merchant has reviewed this paragraph including but not limited to the Estimated Average Monthly Future Receipts set forth in this paragraph; 2) Merchant agrees with the Estimated Average Monthly Future Receipts set forth in this paragraph which are true and accurate; and 3) the information and documents provided to Buyer by Merchant in order to determine the Estimated Average Monthly Future Receipts set forth in this paragraph were true, accurate and complete.

Initials: /s/ SAS____ Initials: ____

Estimated Average Weekly Future Receipts

The Estimated Average Monthly Future Receipts divided by 21 (the average number of bank days in a month as agreed to between Buyer and Merchant). By initialing this paragraph, Merchant represents and warrants to Buyer that 1) Merchant has reviewed this paragraph including but not limited to the Estimated Average Weekly Future Receipts set forth in this paragraph; 2) Merchant agrees with the Estimated Average Weekly Future Receipts set forth in this paragraph which are true and accurate; and 3) the information and documents provided to Buyer by Merchant in order to determine the Estimated Average Weekly Future Receipts set forth in this paragraph were true, accurate and complete.

Initials: /s/ SAS____ Initials: ____

Please indicate your understanding and acknowledgment of the above Key Business Terms and Definitions by initialing here: _/s/ SAS____Initials _____Initials

Account for the Deposit of All Future Receipts:

Bank Name:	[***]
Account No:	[***]
ABA No:	[***]

Agreement of Merchant: By signing below Merchant agrees to the terms and conditions contained in this Agreement for the Purchase and Sale of Future Receipts, including those terms and conditions on the following pages which are fully incorporated and made a part of this Agreement, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Merchant:	Paradise Adventures LLC

Agreed to by:	Scott Allen Stawski	(Signature)	/s/ Scott Allen Stawski

Title:	Owner	Date:	9/6/2023

Agreed to by:		(Signature)

Title:		Date:

BUYER:

ADVANCE SERVICING INC.

By:	/s/ Daisy Gonzalez

Name:	Daisy Gonzalez

Title:	Director of Operations

THESE TERMS AND CONDITIONS ARE PART OF THIS AGREEMENT AND ARE FULLY INCORPORATED INTO THE AGREEMENT. BY SIGNING THIS AGREEMENT, MERCHANT AND BUYER EXPRESSLY AGREE TO THESE TERMS.

I.	SALE OF FUTURE RECEIPTS; PAYMENT OF PURCHASE PRICE.

1.	Sale of Future Receipts. Effective 09/06/2023, Merchant, identified above, hereby sells, assigns and transfers to ADVANCE SERVICING INC., 15 MAIN STREET, HOLMDEL, NEW JERSEY 07733 (“Buyer”), without recourse, the Specified Percentage of the proceeds of each future sale made by Merchant (collectively “Future Receipts”) until Merchant has received the Purchased Amount. “Future Receipts” includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Payment Card”) or other form of monetary payment in the ordinary course of Merchant’s business.

2.	Payment of Purchase Price.

a.	As payment for the Purchased Amount, Buyer will deliver to Merchant the Purchase Price, shown above, minus any Origination Fee, Risk Assessment Fee and Underwriting Fee shown above. Merchant acknowledges that it has no right to repurchase the Purchased Amount from Buyer. The “Purchase Price” is the total amount that Buyer agrees to pay Merchant for the Future Receipts that Merchant agrees to sell to Buyer. “Specified Percentage” is the agreed upon percentage of the Weekly Future Receipts that Merchant shall deliver to Buyer until the entire amount of the Future Receipts that Merchant agrees to sell to Buyer is delivered to Buyer in accordance with this Agreement.

b.	Both parties agree that the obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Merchant and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee, Risk Assessment Fee and Underwriting Fee. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the Account and the ability to withdraw the Initial Weekly Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Merchant all funds that were obtained by Buyer during the processing trial.

II.	DELIVERY OF PURHCASED AMOUNT OF FUTURE RECEIPTS.

3.	Delivery of Purchased Amount.

a.	Merchant must deposit all Future Receipts into the single business banking account specified above, which may not be used for any personal, family or household purposes (the “Account”) and must instruct Merchant’s credit card processor, which must be approved by Buyer (the “Processor”) to deposit all Payment Card receipts of Merchant into the Account. Merchant agrees not to change the Account or add an additional Account without the express written consent of Buyer. Merchant authorizes Buyer to debit the Weekly Amount from the Account each business day by either ACH or electronic check. Merchant will provide Buyer with all required access codes and agrees not to change them without prior written consent from Buyer. Merchant will provide an appropriate ACH authorization to Buyer. Merchant understands that it is responsible for either ensuring that the Weekly Amount is available in the Account each business day or advising Buyer prior to each withdrawal of a shortage of funds. Otherwise, Merchant will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer’s debiting any amount authorized under the terms of this Agreement. Merchant understands that the foregoing ACH authorization is a fundamental condition to induce Buyer to accept the Agreement. Consequently, such authorization is intended to be irrevocable.

b.	In the event that Merchant changes or permits changes to the Account or the ACH authorization approved by the Buyer or adds an additional bank account, Buyer shall have the right, without waiving any of its rights and remedies and without notice to Merchant or any Guarantor, to notify the new or additional bank of this Agreement and to direct such new or additional bank to remit to the Buyer all or any portion of the amounts received by such bank. Merchant hereby grants to Buyer an irrevocable power of attorney, which power of attorney shall be coupled with an interest, and hereby appoints the Buyer or any of the representatives of Buyer as Merchant’s attorney in fact, to take any and all action necessary to direct such new or additional bank to remit to Buyer amounts received by such bank.

III.	MERCHANT’S RIGHT FOR RECONCILIATION AND ADJUSTMENT.

4.	Reconciliation and Adjusting the Periodic Amount (IMPORTANT PROTECTION FOR MERCHANT).

a.	The Initial DailyAmount is intended to represent the Specified Percentage of Merchant’s Future Receipts which is a good faith estimate based on Merchant’s information provided to Buyer about Merchant’s most recent account receivables. At any time, subject to the provisions of this Section 4, Merchantor Buyer shall have the right, in its absolute and sole discretion, to request reconciliation (the “Reconciliation”) of Merchant’s actual revenue to adjust the DailyAmount to more closely reflect the Merchant’s actual Future Receipts times the Specified Percentage. Merchant shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper, and Buyer shall comply with such request, provided that each such request is made in accordance with the terms of this Section 4.

●	How Buyer may Request a Reconciliation. Buyer may request a reconciliation in writing via regular mail or e-mail at [***].

●	How Merchant may Request a Reconciliation. Merchant may request Reconciliation in writing via email at advance@merchant-advance.com

b.	Reconciliation Information. When Merchantor a Buyer requests a Reconciliation, Merchant shall provide Buyer with a copy of Merchant’s most recent month’s official Account statement (the “Reconciliation Information”). Upon receipt of the Reconciliation Information, Buyer shall promptly recalculate Merchant’s average revenue. If necessary to verify the Reconciliation Information, Buyer may request additional documentation including view-only access to the Account.

c.	Adjusting the DailyAmount. Within three (3) calendar days of Buyer’s reasonable verification of the Reconciliation Information, Buyer shall adjust the DailyAmount on a going-forward basis to more closely reflect Merchant’s actual revenuetimes the Specified Percentage. Buyer will notify Merchant prior to any such adjustment. After each adjustment made pursuant to this paragraph, the new dollar amount will be deemed the updated DailyAmount until any subsequent adjustment. The parties acknowledge and agree that one or more adjustments performed pursuant to this Agreement may substantially extend the term of this Agreement and the period during which Buyer will be debiting the Merchant’s bank account hereunder. If Buyer requests a reconciliation and Merchant fails to provide the Reconciliation Information within ten (10) calendar days after Buyer’s reconciliation request, Buyer may adjust the Weekly Amount based on the best information reasonably available to Buyer.

d.	Failure to Provide Reconciliation Information. If Merchant requests a Reconciliation and fails to provide the Reconciliation Information within ten (10) calendar days after Merchant’s reconciliation request, Buyer may consider Merchant’s reconciliation request withdrawn.

IV.	EVENTS OF DEFAULT AND REMEDIES.

5.	Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) Merchant interferes with Buyer’s right to collect the Weekly Amount; (b) Merchant violates any term or covenant in this Agreement; (c) Merchant uses multiple depository accounts without the prior written consent of Buyer; (d) Merchant changes its depositing account or its payment card processor without the prior written consent of Buyer; or (e) Merchant defaults under any of the terms, covenants and conditions of any other agreement with Buyer.

6.	Weekly Amount Upon Default. Upon the occurrence of an Event of Default, the Specified Percentage shall equal 100% and the Weekly Amount would be adjusted to reflect a Specified Percentage of 100%.

7.	Remedies. If any Event of Default occurs, in addition to the remedy stated in Section 8below, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:

a.	The Specified Percentage shall equal 100% and Buyer may adjust the Weekly Amount to more closely reflect Merchant’s actual revenue times the new Specified Percentage. The full uncollected Purchased Amount plus all fees and charges (including legal fees) due under this Agreement will become due and payable in full immediately.

b.	Buyer may enforce the provisions of the Personal Guaranty of Performance against each Guarantor.

c.	Buyer may debit Merchant’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to Buyer.

d.	Merchant shall pay to Buyer all reasonable costs associated with the Event of Default and the enforcement of Buyer’s remedies, including but not limited to court costs and attorneys’ fees.

e.	Buyer will be entitled to the issuance of an injunction, restraining order, or other equitable relief in Buyer’s favor, subject to court approval, restraining each Merchant’s and Guarantor’s accounts and/or receivables up to the amount due to Buyer as a result of the Event of Default, and each Merchant and Guarantor will be deemed to have consented to the granting of an application for the same to any court of competent jurisdiction without any prior notice to any Merchant or Guarantor and without Buyer being required to furnish a bond or other undertaking in connection with the application.

f.	Buyer may exercise and enforce its rights as a secured party under the UCC.

g.	All rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

8.	Merchant’s Obligations Upon Default. Upon the occurrence of an Event of Default under this Agreement, Merchant shall be obliged to immediately deliver to Buyer (i) the entire unpaid portion of the Purchased Amount; (ii) applicable NSF/Rejected ACH Fees, pursuant to Appendix A; and (iii) as additional damages, reasonable costs and expenses in connection with Buyer recovering the monies due to Buyer from Merchant pursuant to this Agreement which shall be as follows: (i) $2,500.00 if the unpaid portion of the Purchased Amount is between $5,000 and $15,000; (ii) $5,000.00 if the unpaid portion of the Purchased Amount is between $15,000 and $40,000; (iii) $7,500.00 if the unpaid portion of the Purchased Amount is between $40,000 and $70,000; (iv) $10,000.00 if the unpaid portion of the Purchased Amount is between $70,000 and $100,000;and (v) $15,000.00 if the unpaid portion of the Purchased Amount is between $100,000 and $150,000, and shall include without limitation reasonable attorneys’ fees plus disbursements (with such additional damages collectively referred to as “Reasonable Damages”). The entire sum due to Buyer as of the date of an Event of Default shall bear simple interest at the rate of 16% per annum (or the maximum rate permitted by applicable law if lower), and such interest shall accrue Weekly until paid in full.

V.	RISK SHARING ACKNOWLEDGEMENTS AND OTHER AGREEMENTS.

9.	Sale of Future Receipts (THIS IS NOT A LOAN). Merchant is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. In addition to the acknowledgements and understandings set forth in this Agreement above, it is the intent of the parties hereto not to violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. If Future Receipts are remitted more slowly than Buyer may have anticipated or projected because Merchant’s business has slowed down, or if the full Purchased Amount is never remitted because Merchant’s business went bankrupt or otherwise ceased operations in the ordinary course of business, Merchant would not owe anything to Buyer and would not be in breach of or default under this Agreement. Buyer is buying the Purchased Amount of Future Receipts knowing the risks that Merchant’s business may slow down or fail, and Buyer assumes these risks based on Merchant’s representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Merchant transfers to Buyer full and complete ownership of the Purchased Amount of Future Receipts and Merchant retains no legal or equitable interest therein.

10.	Fees and Charges. Other than the Origination Fee, the Risk Assessment Fee and the Underwriting Fee, if any, set forth above, Buyer is NOT CHARGING ANY OTHER ORIGINATION OR BROKER FEES to Merchant. If Merchant is charged another such fee, it is not being charged by Buyer. A list of all fees and charges applicable under this Agreement is contained in Appendix A.

11.	Credit Report and Other Authorizations. Merchant authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, (ii) obtain consumer and business credit reports on the Merchant and any of its Owners, and (iii) to contact personal and business references provided by the Merchant in the Application, at any time now or for so long as Merchant and/or Owners continue to have any obligation owed to Buyer as a consequence of this Agreement or for Buyer’s ability to determine Merchant’s eligibility to enter into any future agreement with Buyer.

12.	Authorization to Contact Current and Prior Banks. Merchant hereby authorizes Buyer to contact any current or prior bank of the Merchant in order to obtain whatever information it may require regarding Merchant’s transactions with any such bank. Such information may include but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Merchant and any fees that may have been charged by the bank. In addition, Merchant authorizes Buyer to contact any current or prior bank of the Merchant for collections and in order to confirm that Merchant is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts.

13.	Right to Cancel. Merchant understands that Buyer offers Merchant a right to cancel this Agreement at any time within two (2) days after Buyer has delivered the Purchase Price. Merchant may exercise this right by notifying Buyer that it is canceling this Agreement and returning the Purchase Price to Buyer. For the Merchant’s right to cancel to be effective, Buyer must receive both the notice and the Purchase Price within two (2) days after the Buyer has delivered the Purchase Price. Buyer shall retain the Origination Fee, the Risk Assessment Fee and the Underwriting Fee, but Merchant shall not be responsible for any other costs if this Agreement is canceled pursuant to this Section.

14.	Financial Information. Merchant authorizes Buyer and its agents to investigate its financial responsibility and history, and will provide to Buyer any authorizations, bank or financial statements, tax returns, etc., as Buyer deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Merchant waives, to the maximum extent permitted by law, any claim for damages against Buyer or any of its affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement.

15.	Transactional History. Merchant authorizes all of its banks and brokers and Payment Card processors to provide Buyer with Merchant’s banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon an Event of Default.

16.	Publicity. Merchant hereby authorizes Buyer to use its name in listings of clients and in advertising and marketing materials.

17.	Application of Amounts Received by Buyer. Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Merchant prior to applying such amounts to reduce the amount of any outstanding Purchased Amount.

VI.	MERCHANT’S OBLIGATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS.

18.	Representations, Warranties and Covenants of Merchant.

a.	Good Faith, Best Efforts and Due Diligence. Merchant will conduct its business in good faith and will use its best efforts to continue its business at least at its current level, to ensure that Buyer obtains the Purchased Amount.

b.	Stacking Prohibited. Merchant shall not enter into any merchant cash advance or any loan agreement that relates to or involves its Future Receipts with any party other than Buyer for the duration of this Agreement. Buyer may share information regarding this Agreement with any third party in order to determine whether Merchant is in compliance with this provision.

c.	Financial Condition and Financial Information. Any bank statements and financial statements of Merchant that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Merchant at such dates. Furthermore, Merchant represents that all documents, forms and recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Merchant’s financial condition and results of operations. Merchant further agrees to authorize the release of any past or future tax returns to Merchant.

d.	Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

e.	Authority to Enter Into This Agreement. Merchant and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

f.	Change of Name or Location or Sale or Closing of Business. Merchant will not conduct Merchant’s businesses under any name other than as disclosed to Buyer or change any of its places of business without prior written consent of Buyer. Merchant will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Merchant’s obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, Merchant has no current plans to close its business either temporarily, whether for renovations, repairs or any other purpose, or permanently. Merchant agrees that until Buyer has received all of the Purchased Amount Merchant will not voluntarily close its business on a temporarily basis for renovations, repairs, or any other purposes. This provision, however, does not prohibit Merchant from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Merchant. Prior to any such closure, Merchant will provide Buyer ten business days’ notice to the extent practicable.

g.	No Pending or Contemplated Bankruptcy. As of the date Merchant executes this Agreement, Merchant is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant represents that it has not consulted with a bankruptcy attorney within six months prior to the date of this Agreement. Merchant further warrants that as of the date of this Agreement, it does not anticipate filing a bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

h.	Merchant to Maintain Insurance. Merchant will possess and maintain insurance in such amounts and against such risks as are necessary to protect its business and will provide proof of such insurance to Buyer upon demand.

i.	Merchant to Pay Taxes Promptly. Merchant will promptly pay all necessary taxes, including but not limited to employment and sales and use taxes.

j.	No Violation of Prior Agreements. Merchant’s execution and performance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Merchant is subject, including any agreement the prohibits the sale or pledge of Merchant’s future receipts.

k.	No Diversion of Receipts. Merchant will not permit any event to occur that could cause a diversion of any of Merchant’s Future Receipts from the Account to any other entity.

l.	Merchant’s Knowledge and Representation. Merchant represents warrants and agrees that it is a sophisticated business entity familiar with the kind of transaction covered by the Agreement; it was represented by counsel or had full opportunity to consult with counsel.

VII.	SECURITY INTEREST; RIGHTS AND ACKNOWLEDGEMENTS OF BUYER.

19.	Rights and Acknowledgements of Buyer.

a.	Acknowledgement of Security Interest and Security Agreement. The Future Receipts sold by Merchant to Buyer pursuant to this Agreement may include but are not limited to “accounts” or “payment intangibles” as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Merchant is located (the “UCC”) and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Merchant to Buyer. To the extent the Future Receipts are “accounts” or” payment intangibles” then (i) the sale of the Future Receipts creates a security interest as defined in the UCC; (ii) this Agreement constitutes a “security agreement” under the UCC; and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Merchant further agrees that, with or without an Event of Default, Buyer may notify account debtors, or other persons obligated on the Future Receipts, on holding the Future Receipts of Merchant’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Merchant.

b.	Right of Access. In order to ensure that Merchant is complying with the terms of this Agreement, Buyer shall have the right to(i) enter, without notice, the premises of Merchant’s business for the purpose of inspecting and checking Merchant’s transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Merchant’s Weekly receipts to the Processor and to ensure that Merchant has not violated any other provision of this Agreement, and (ii) Merchant shall provide access to its employees and records and all other items as requested by Buyer, and (iii) have Merchant provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties.

c.	Phone Recordings and Contact. Merchant agrees that any call between Buyer and Merchant, and their agents and employees may be recorded or monitored. Further, Merchant agrees that (i) it has an established business relationship with Buyer, its employees and agents and that Merchant may be contacted from time-to-time regarding this or other business transactions; (ii) that such communications and contacts are not unsolicited or inconvenient; and (iii) that any such contact may be made at any phone number, emails address, or facsimile number given to Buyer by the Merchant, its agents or employees, including cellular telephones.

VIII.	ADDITIONAL TERMS.

20.	Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Buyer.

21.	Assignment. Buyer may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Merchant.

22.	Notices.

Notices from Buyer to Merchant. Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Merchant by regular mail or by e-mail, at Buyer’s option and Merchant consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective three days after mailing to Merchant’s address set forth in this Agreement.

Notices from Merchant to Buyer. Merchant may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer’s sole discretion. Otherwise, any notices or other communications from Merchant to Buyer must be delivered by certified mail, return receipt requested, to Buyer’s address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer.

23.	Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, Buyer and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum.

24.	Service of Process. Merchant hereby agrees and consents that the mailing or emailing of any process required by any such court in the Acceptable Forums will constitute valid and lawful service of process against Merchant without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions. Such mailing of process shall be made via certified mail to the Merchant’s Mailing Address shown on Page 1 of this Agreement and if more than one such Mailing Address is provided, then to any one of such address; and such emailing shall be made by emailing a copy of the process as an attachment to Merchant’s email address as indicated above. Merchant agrees that the service of such process and any legal papers served subsequently thereafter shall be deemed complete upon such mailing or transmission of such email irrespective of whether such mailing or email is actually received by each Merchant and Guarantor. Merchant agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the aforesaid Mailing Address or email sent to the aforesaid email address if they do not furnish a certified mail return receipt signed by Buyer demonstrating that Buyer was provided with notice of a change in the Mailing Address or email address.

25.	Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full.

26.	Interpretation. All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney’s guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

27.	Entire Agreement and Severability. This Agreement embodies the entire agreement between Merchant and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

28.	Facsimile/ Electronic Acceptance. Facsimile signatures hereon, or other electronic means reflecting the party’s signature hereto, shall be deemed acceptable for all purposes.

29.	Confidentiality. The terms and conditions of this Agreement are proprietary and confidential unless required by law. Merchant shall not disclose this information to anyone other than its attorney, accountant or similar service provider and then only to the extent such person uses the information solely for purpose of advising Merchant and first agrees in writing to be bound by the terms of this Section. A breach entitles Buyer to damages and legal fees as well as temporary restraining order and preliminary injunction without bond.

30.	Monitoring, Recording, and Solicitations.

a.	Authorization to Contact Merchant by Phone. Merchant authorizes Buyer, its affiliates, agents and independent contractors to contact Merchant at any telephone number Merchant provides to Buyer or from which Merchant places a call to Buyer, or any telephone number where Buyer believes it may reach Merchant, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Merchant incurs charges for receiving such communications.

b.	Authorization to Contact Merchant by Other Means. Merchant also agrees that Buyer, its affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Merchant. Merchant expressly consents to conduct business by electronic means.

31.	JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

32.	CLASS ACTION WAIVER. THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

33.	ARBITRATION. IF BUYER, MERCHANT OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, MERCHANT OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, MERCHANT OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, MERCHANT OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). BUYER WILL PROMPTLY REIMBURSE MERCHANT OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH MERCHANT AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE MERCHANT’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY MERCHANT OR THE GUARANTOR OR THE RELIEF SOUGHT BY MERCHANT OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. MERCHANT AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, MERCHANT OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, MERCHANT AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

34.	RIGHT TO OPT OUT OF ARBITRATION. MERCHANT AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, MERCHANT AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE MERCHANT AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, MERCHANT AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER – ARBITRATION OPT OUT, ADVANCE SERVICING INC., 15 MAIN STREET, HOLMDEL, NEW JERSEY 07733, ATTENTION: FUNDING DIRECTOR.

35.	Servicer. Buyer may, from time to time, engage one or more servicers to manage the administration, accounting, transfers, processing and other day to day activities related to this Agreement, and the transactions contemplated herein. The Merchant hereby covenants and agrees to comply with instruction which may granted by the Servicer from time to time, and may rely upon information which may have been provided by the Servicer with the Buyer’s authorization.

APPENDIX A

FEE STRUCTURE

A.	Underwriting Fee: $ 0.00 to cover underwriting and related expenses.

B.	Origination Fee: $ 4,000.00 to cover the cost of origination and ACH setup.

C.	Risk Assessment Fee: $ 1,000.00 to cover the cost of processing the transaction and document preparation.

D.	Nonsufficient Fund Fee (NSF): $ 35.00 (each)

PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this “Guaranty”) is executed as of 09/06/2023, by Scott Allen Stawski (the “Guarantor”), for the benefit of Advance Servicing Inc., a New Jersey corporation having an address at 15 Main Street, Holmdel, New Jersey 07733 (“Buyer”).

Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Purchase Agreement (as hereinafter defined).

RECITALS

A.	Pursuant to that Agreement for the Purchase and Sale of Future Receipts (the “Purchase Agreement”), dated of even date herewith, between Buyer and Paradise Adventures LLC (“Merchant”), Buyer has purchased Future Receipts of Merchant.

B.	Buyer is not willing to enter into the Purchase Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees prompt and complete performance to Buyer of all of the obligations of Merchant; and

C.	Guarantor will directly benefit from Buyer and Merchant entering into the Purchase Agreement.

AGREEMENT

As an inducement to Buyer to purchase the Future Receipts identified in the Purchase Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1.	Defined Terms: All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2.	Guaranty of Obligations: Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of Merchant’s obligations under the Purchase Agreement.

3.	Guarantor’s Other Agreements: Guarantor will not dispose, convey, sell or otherwise transfer, or cause Merchant to dispose, convey, sell or otherwise transfer, any material business assets of Merchant without the prior written consent of Buyer, which may be withheld for any reason, until receipt of the entire Purchased Amount. Guarantor hereby agrees to pay all costs and attorney’s fees incurred by Buyer in connection with any actions commenced by Buyer to enforce its rights or incurred in any action to defend its performance under the Purchase Agreement and this Guaranty. This Guaranty is binding upon Guarantor, and Guarantor’s heirs, legal representatives, successors and assigns. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Merchant and Buyer, or the existence of any defense, setoff or counterclaim which Merchant may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Merchant’s obligations under the Purchase Agreement or otherwise modify, amend or change the terms of the Purchase Agreement. Guarantor is hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Guaranty are not honored by the Guarantor.

4.	Waiver; Remedies: No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Merchant fails to perform any obligation under the Purchase Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain either performance or payment for such default from Merchant or any other guarantor.

5.	Acknowledgment of Purchase: Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Merchant in exchange for the Purchased Amount is a purchase of the Purchased Amount and is not intended to be treated as a loan or financial accommodation from Buyer to Merchant. Guarantor specifically acknowledges Buyer is not a lender, bank or credit card processor, and that Buyer has not offered any loans to Merchant, and Guarantor waives any claims or defenses of necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

6.	Governing Law and Jurisdiction: This Guaranty shall be governed by, and constructed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law. Except as provided in Section 9 of this Guaranty, Guarantor submits to the exclusive jurisdiction and venue of the state or federal courts having jurisdiction over any city/county in the State of New York of any claims or actions arising, directly or indirectly, out of or related to this Guaranty. The parties stipulate that the venues referenced in this Agreement are convenient. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

7.	Service of Process: Guarantor hereby agrees and consents that the mailing or emailing of any process required by any such court in the forums referenced herein will constitute valid and lawful service of process against each Guarantor without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions. Such mailing of process shall be made via certified mail to the Guarantor’s Mailing Address shown on Page 1 of this Agreement and if more than one such Mailing Address is provided, then to any one of such address; and such emailing shall be made by emailing a copy of the process as an attachment to Guarantor’s email address indicated above. Guarantor agrees that the service of such process and any legal papers served subsequently thereafter shall be deemed complete upon such mailing or transmission of such email irrespective of whether such mailing or email is actually received by each Merchant and Guarantor. Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the aforesaid Mailing Address or email sent to the aforesaid email address if they do not furnish a certified mail return receipt signed by Buyer demonstrating that Buyer was provided with notice of a change in the Mailing Address or email address.

8.	JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

9.	CLASS ACTION WAIVER: THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

10.	ARBITRATION: IF BUYER, MERCHANT OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, MERCHANT OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO THE OTHER PARTY, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, MERCHANT OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, MERCHANT OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). BUYER WILL PROMPTLY REIMBURSE MERCHANT OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH MERCHANT AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE MERCHANT’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY MERCHANT OR THE GUARANTOR OR THE RELIEF SOUGHT BY MERCHANT OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. MERCHANT AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, MERCHANT OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, MERCHANT AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

11.	RIGHT TO OPT OUT OF ARBITRATION: MERCHANT AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, MERCHANT AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE MERCHANT AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, MERCHANT AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER – ARBITRATION OPT OUT, ADVANCE SERVICING INC., 15 MAIN STREET, HOLMDEL, NEW JERSEY 07733, ATTENTION: FUNDING DIRECTOR.

12.	Severability: If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.

13.	Opportunity for Attorney Review: The Guarantor represents that it has carefully read this Guaranty and has, or had a reasonable opportunity to, consult with its attorney. Guarantor understands the contents of this Guaranty, and signs this Guaranty as its free act and deed.

14.	Counterparts and Facsimile Signatures: This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Facsimile or scanned documents shall have the same legal force and effect as an original and shall be treated as an original document for evidentiary purposes.

For Individual Guarantors

Agreed to by:	Scott Allen Stawski	(Signature)	/s/ Scott Allen Stawski

Title:	Owner	Date:	9/6/2023

Email address:	[***]

Agreed to by:		(Signature)

Title:		Date:

Email address:

For Corporate Guarantors (or other entities)

Guarantor:

By:

Print Name of Signer:

Its:	(Official Position)

Email Address:

AUTHORIZATION AGREEMENT

FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

Paradise Adventures LLC (“Merchant”) hereby authorizes ADVANCE SERVICING INC. (“Buyer”) to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other payments due to Buyer from Merchant under the terms of that Purchase and Sale of Future Receipts Agreement (the “Agreement”) entered into between Merchant and Buyer, as it may be amended, supplemented or replaced from time to time. Merchant also authorizes Buyer to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if Merchant breaches the Agreement, Merchant authorizes Buyer to debit any and all accounts controlled by Merchant or controlled by any entity with the same Federal Tax Identification Number as Merchant up to the total amount, including but not limited to, all fees and charges, due to Buyer from Merchant under the terms of the Agreement.

Merchant agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that the designated account is established and used primarily for commercial/business purposes, and not for consumer, family or household purposes. Merchant authorizes Buyer to contact Merchant’s financial institution to obtain available funds information and/or to verify any information Merchant has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Merchant understands and agrees that any revocation or attempted revocation of this Authorization will constitute a breach of the Agreement for the Sale of Future Receipts. In the event that Merchant closes the designated checking account, or the designated checking account has insufficient funds for any ACH transaction under this Authorization, Merchant authorizes Buyer to contact Merchant’s financial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Merchant with Merchant’s financial institution, and to initiate ACH transactions under this Authorization to such additional account(s). To the extent necessary, Merchant grants Buyer a limited Power of Attorney to take action in Merchant’s name to facilitate this authorization.

Transfer Funds To/From:	Name of Bank:	[***]

	ABA Transit/Routing #:	[***]

	Checking Account #:	[***]

This authorization is to remain in full force and effect until Buyer has received all amounts due or that may become due to Buyer under the Agreement.

Merchant Information:	Merchant’s Name:	Paradise Adventures LLC

	Signature of Authorized Representative:	/s/ Scott Allen Stawski

	Print Name:	Scott Allen Stawski

	Title:	Owner

	Merchant’s Tax ID:	[***]

	Date:	9/6/2023

[Attached Voided Check Here]

Contract #: 6092355	1	/s/ SAS

Arsenal Funding

c/o PCP Management Corp.

15 West 36th Street, 11th Floor, New York, NY 10018

Date: September 5, 2023

RE: PARADISE ADVENTURES LLC

Lead ID: 846845036

Future Receipts Sale and Purchase Agreement Requirements:

●	Sign and initial this agreement.

●	Please review and verify your bank account information where indicated, or if it is missing, please contact us as soon as possible.

Please fill in the below:

Seller contact information:

Name:	SCOTT ALLEN STAWSKI

Email:	[***]

Preferred phone number:	[***]

Contract #: 6092355	2	/s/ SAS

Arsenal Funding

c/o PCP Management Corp.

15 West 36th Street, 11th Floor, New York, NY 10018

AGREEMENT OF SALE OF FUTURE RECEIPTS

This AGREEMENT OF SALE OF FUTURE RECEIPTS (this “Agreement”) dated as of September 5th, 2023_____________, is made by and between Prosperum Capital Partners LLC d/b/a/ Arsenal Funding, a Delaware Limited Liability Company as purchaser (“Purchaser”), the seller whose name, address and other pertinent information is set forth below, as seller (“Seller”) and the individual Authorized Representative of the Seller whose name, address and other pertinent information are set forth below (“Guarantor”).

SELLER INFORMATION

Seller Legal Name:	PARADISE ADVENTURES LLC	DBA Name:	PARADISE ADVENTURES CATAMARANS AND WATERSPORTS
Entity Type:	LLC	FEIN:	[***]
State of Incorporation:	FL	Bank Name:	[***]
Address:	4114 JAN COOLEY DR, PANAMA CITY BEACH, FL 32408	Phone:	[***]

GUARANTOR INFORMATION

Name of Guarantor 1:	SCOTT ALLEN STAWSKI	Cell Phone:	[***]	Social Security #:	[***]
Home Address:	[***]	City/State:	[***]	Zip Code:	[***]
Ownership %:	100	Email:	[***]
Name of Guarantor 2:		Cell Phone:		Social Security #:
Home Address:		City/State:		Zip Code:
Ownership %:		Email:

Background

WHEREAS, Seller is an entity engaged in the business that it currently conducts and is willing to sell to Purchaser a certain portion of Seller’s future receipts (such portion, the “Sold Future Receipts”); and

WHEREAS, Purchaser is an entity engaged in the business of purchasing future receipts and is willing to purchase from Seller the Sold Future Receipts; and

WHEREAS, Guarantor is an individual who, as a Guarantor, officer or manager of Seller, will derive substantial benefit from Seller selling the Sold Future Receipts to Purchaser and who is willing to guaranty to Purchaser Seller’s performance in accordance with the provisions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the mutual receipt of which and sufficiency is hereby acknowledged, the parties to this Agreement agree to the foregoing and as follows.

Contract #: 6092355	3	/s/ SAS

KEY BUSINESS TERMS AND DEFINITIONS:

Sold Amount of Future Receipts	$170,400.00	The dollar value of the Sold Future Receipts that Seller Agrees to Sell to Purchaser.
Purchase Price	$120,000.00	The total amount that Purchaser agrees to pay for the Sold Amount of Future Receipts.
Estimated Average Monthly Future Receipts	$1,478,676.82

The average monthly Future Receipts Purchaser estimates Seller will achieve going forward based upon Seller’s past average monthly Receipts set forth in the information and documents provided by Seller to Purchaser as part of the underwriting process.

By initialing this paragraph, Seller represents and warrants to Purchaser that 1) Seller has reviewed this paragraph including but not limited to the Estimated Average Monthly Future Receipts set forth in this paragraph; 2) Seller agrees with the Estimated Average Monthly Future Receipts set forth in this paragraph which are true and accurate; and 3) the information and documents provided to Purchaser by Seller in order to determine the Estimated Average Monthly Future Receipts set forth in this paragraph were true, accurate and complete.

Initials: /s/ SAS

Estimated Average Daily Future Receipts	$70,413.18

The Estimated Average Monthly Future Receipts divided by 21 (the average number of bank days in a month as agreed to between Purchaser and Seller).

By initialing this paragraph, Seller represents and warrants to Purchaser that 1) Seller has reviewed this paragraph including but not limited to the Estimated Average Daily Future Receipts set forth in this paragraph; 2) Seller agrees with the Estimated Average Daily Future Receipts set forth in this paragraph which are true and accurate; and 3) the information and documents provided to Purchaser by Seller in order to determine the Estimated Average Daily Future Receipts set forth in this paragraph were true, accurate and complete.

Initials: /s/ SAS

Direct Payments to Third Parties/Renewals	$0.00	The amount paid to Other Funders.
Total Amount Sent to Seller	$114,000.00	The amount actually provided to Seller net of Origination Fees, Funding Fees, UCC Fees and Direct Payments to 3rd Parties.
Specified Percentage of Future Receipts	11%

An agreed upon percentage of the Sold Future Receipts that Seller shall deliver to Purchaser until the entire amount of the Sold Amount of Future Receipts is delivered to Purchaser in accordance with this Agreement.

Initials: /s/ SAS

Discount Factor	1.42	The risk adjustment to the Amount Sold that determines the Futures Receipts Discount.

Contract #: 6092355	4	/s/ SAS

Weekly Delivery	$7,745.45

A dollar amount that Seller and Purchaser agree to be a good faith approximation of the Specified Percentage of Daily Future Receipts, or, as the case may be, Weekly Future Receipts, as of the date of this Agreement, based upon the Estimated Average Daily Future Receipts.

By initialing this paragraph, Seller represents and warrants to Purchaser that 1) Seller has reviewed this paragraph including but not limited to the Specified Percentage of Daily Future Receipts, or, as the case may be, Weekly Future Receipts, set forth in this paragraph; 2) Seller agrees with the Specified Percentage of Daily Future Receipts, or, as the case may be, Weekly Future Receipts, set forth in this paragraph which is true and accurate; and 3) the information and documents provided to Purchaser by Seller in order to determine the Specified Percentage of Daily Future Receipts, or, as the case may be, Weekly Future Receipts, set forth in this paragraph were true, accurate and complete.

Initials: /s/ SAS

Origination Fee	$6,000.00	The amount Purchaser will withhold from the Purchase Price which represents the costs of the Purchaser in performing its analysis for this Agreement and administering this file.
Estimated Term of this Agreement	22.00 Weeks	The estimated Term of this Agreement is the period commencing on the date when the Purchase Price is paid to Seller (the "Commencement Date") and expiring on the date when the Sold Amount of Future Receipts is delivered to Purchaser in full, regardless of when such date actually occurs and, as the result of such reduction, the term of this Agreement is indefinite and unknowable at the time the parties enter into the Agreement.
Business Day		Monday through Friday except the days when the banking institutions in the state where the Seller’s business is located are closed for holidays and do not process ACH transfers.

I.	SALE OF FUTURE RECEIPTS; PAYMENT OF PURCHASE PRICE.

1.	Sale of Future Receipts. Seller hereby sells, assigns, transfers and conveys (hereinafter, the “Sale”) unto Purchaser all of Seller’s right, title and interest in the Specified Percentage of the Future Receipts until the Sold Amount of Future Receipts is delivered by Seller to Purchaser; to have and hold the same unto Purchaser, its successors and assigns, forever. This Sale of the Sold Future Receipts is made without express or implied warranty to Purchaser of collectability of the Sold Future Receipts by Purchaser and without recourse against Seller except as specifically set forth in this Agreement. By virtue of this Agreement, Seller transfers to Purchaser full and complete ownership of the Sold Future Receipts and Seller retains no legal or equitable interest therein.

2.	Payment of Purchase Price.

a.	In consideration of the transfer by Seller to Purchaser of the Sold Future Receipts, Purchaser agrees to pay to Seller the Purchase Price; subject to the immediately following subsection (b) and the satisfactory completion of Purchaser’s due diligence (in its sole discretion), the Purchase Price shall be turned over and delivered to Seller immediately after the date of this Agreement.

Contract #: 6092355	5	/s/ SAS

b.	IF AS OF THE DATE PURCHASER IS DUE TO PAY THE PURCHASE PRICE TO SELLER, SELLER HAS AN OBLIGATION TO DELIVER TO PURCHASER A CERTAIN AMOUNT OF SOLD FUTURE RECEIPTS UNRELATED TO THIS AGREEMENT OR CERTAIN SUMS PURSUANT TO THIS AGREEMENT INCLUDING WITHOUT LIMITATION ANY AND ALL ORIGINATION FEES (THE SUM OF ALL SUCH PRIOR OBLIGATIONS OF SELLER TO PURCHASER, THE “PRIOR FUTURE RECEIPTS”) SELLER HEREBY GRANTS PURCHASER THE RIGHT TO WITHHOLD FROM THE PURCHASE PRICE TO BE DELIVERED TO SELLER PURSUANT TO SUBPARAGRAPH (A) ABOVE, THE AMOUNT OF THE PRIOR FUTURE RECEIPTS IN FULL SATISFACTION THEREOF. FURTHERMORE, SELLER AGREES THAT DELIVERY TO THE SELLER OF THE PURCHASE PRICE REDUCED BY THE AMOUNT OF THE PRIOR FUTURE RECEIPTS SHALL NOT BE DEEMED TO BE PURCHASER’S BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND SUCH REDUCTION SHALL NOT IN ANY WAY OR FORM MODIFY OR REDUCE SELLER’S OBLIGATIONS UNDER THIS AGREEMENT.

c.	In the event the amount of the Purchase Price is reduced by the amount of Prior Future Receipts, any and all references in this Agreement to the Purchase Price shall mean “the Purchase Price as reduced by the Prior Future Receipts, if any.”

II.	DELIVERY OF SOLD AMOUNT OF FUTURE RECEIPTS.

3.	Daily Deliveries. The Sold Amount of Future Receipts shall be delivered to Purchaser in amounts as set forth in this Agreement (the “Daily Delivery”). The Daily Delivery shall be made on Business Days starting on the Commencement Date, which is the date on which the Purchaser sets forth that Daily Deliveries are scheduled to begin. It should be noted that the Commencement Date shall be established by the Purchaser and shall be no later than 1 day following the date on which the Purchase Price (less the Origination Fees) is sent to the Seller. The amount of the Daily Delivery is subject to Seller’s right for adjustment and/or reconciliation set forth in this Agreement. The last Daily Delivery shall be made when the Sold Amount of Future Receipts and other amounts due to Purchaser under this Agreement (if any) are delivered to Purchaser in full.

4.	Method of Delivery of Sold Amount of Future Receipts. Seller shall deliver the Daily Delivery to Purchaser Directly from the Seller’s Approved Bank Account (as such term is defined below) by daily debiting the amount of Daily Delivery via ACH debit (“Direct Debit”). Purchaser shall have the right, in its sole and absolute discretion, upon written notice to Seller, to require the Seller to deliver the Daily Delivery in a method other than Direct Debit, including but not limited to Seller wiring funds to Purchaser, remittance from Approved Credit Card Processor to Purchaser, payment by Seller to Purchaser via Zelle or other similar services, or lockbox.

5.	Approved Bank Account and Credit Card Processor. During the course of this Agreement, Seller shall: (i) deposit all Future Receipts into one (and only one) bank account which bank account shall be preapproved by Purchaser (the “Approved Bank Account”), (ii) use one (and only one) credit card processor which processor shall be preapproved by Purchaser (the “Approved Credit Card Processor”), and (iii) deposit all credit card receipts into the Approved Bank Account. In the event the Approved Bank Account or Approved Credit Card Processor shall become unavailable or shall cease providing services to Seller during the course of this Agreement, prior to the first date of such unavailability or cessation of services, Seller shall arrange for another Approved Bank Account or Approved Credit Card Processor, as the case may be.

Approved Bank Account Number:	[***]	Routing Number:	[***]

Contract #: 6092355	6	/s/ SAS

6.	Authorization of Direct Debit, Credit Card Split and Lockbox Arrangement.

a.	Seller hereby authorizes Purchaser to initiate Direct Debit by way of electronic checks or ACH debits from the Approved Bank Account in the amount of Daily Delivery each Business Day until Purchaser receive the full Sold Amount of Future Receipts; Seller shall provide Purchaser with all access code(s) for the Approved Bank Account.

b.	Seller hereby authorizes Purchaser to initiate Credit Card Split by making the necessary arrangement with the Approved Credit Card Processor for remittance of the Daily Delivery each Business Day until the Purchaser receives the full Sold Amount of Future Receipts; Seller shall provide Purchaser with all access code(s) for the Approved Credit Card Processor.

c.	Seller hereby authorizes Purchaser to initiate a Lockbox Arrangement and to instruct Seller’s Approved Credit Card Processor and Seller’s invoiced customers/clients/vendees to deposit all sums due to Seller from each of those parties directly to the special bank account established in accordance with the Lockbox Arrangement; If required, Seller shall enter into a lockbox agreement with Purchaser and the banking institution chosen by Purchaser for the purpose of establishing such bank account.

7.	Third Party Appointment and Authorization. By signing below, Seller acknowledges that the Purchaser may, at any time, at Purchaser’s sole discretion, and without prior notice, appoint a third party, including but not limited to its wholly owned subsidiaries, including, without limitation, Secure Business Servicing (herein referred to as the “Servicing Agent”) to perform any, or all, of the actions authorized by the ACH Authorization and the Agreement. Seller further agrees and acknowledges that Servicing Agent shall have all of the same rights, responsibilities, and authorizations granted to Purchaser by the ACH Authorization and the Agreement. For purposes of clarity, any Servicing Agent may perform any and all activities to service the Agreement, including the collection of Funds Arising from Future Receipts (as set forth above), as if it was the Purchaser.

8.	Fees Associated with Debiting Approved Bank Account. It shall be Seller’s exclusive responsibility to pay to its banking institution and/or Purchaser’s banking institution directly (or to reimburse Purchaser, in case it is charged) all fees, charges and expenses incurred by either Seller or Purchaser due to rejected electronic checks or ACH debit attempts, overdrafts or rejections by Seller’s banking institution of the transactions contemplated by this Agreement.

9.	Read Only Access to the Approved Bank and Credit Card Accounts. Seller hereby agrees that during the term of this Agreement Purchaser shall have the right to perform ongoing read only electronic monitoring of transactions occurring in the Approved Bank Account and Seller’s account with the Approved Credit Card Processor (the “Approved Credit Card Account”). Seller agrees to provide Purchaser all required online access codes for the Approved Bank Account and the Approved Credit Card Account. If Purchaser’s electronic (online) access to Seller’s Approved Bank Account or the Approved Credit Card Account is disabled for any reason, Seller shall immediately and diligently undertake all steps required from it to restore Purchaser’s access to both Approved Bank Account and Approved Credit Card Account. Seller’s failure to comply with the provisions of this Section 9 shall constitute Seller’s material breach of its obligations under this Agreement.

Contract #: 6092355	7	/s/ SAS

III.	SELLER’S RIGHT FOR RECONCILIATION AND ADJUSTMENT.

10.	Seller’s Right for Reconciliation of Daily Deliveries.

a.	If any time during the course of this Agreement, Seller will experience sporadic increase or decrease in its daily receipts, Seller shall have the right, at its sole and absolute discretion, but subject to the provisions of this Section 10 below, to request retroactive reconciliation of the Seller’s actual daily receipts for one full calendar month immediately preceding the day when such request for reconciliation is received by Purchaser (each such calendar month, a “Reconciliation Month”).

b.	Such reconciliation (the “Reconciliation”) of Seller’s daily receipts for a Reconciliation Month shall be performed by Purchaser within five (5) Business Days following its receipt of the Seller’s request for reconciliation by either crediting or debiting the difference back to or from the Approved Bank Account so that the total amount debited by Purchaser from the Approved Bank Account during the Reconciliation Month at issue equals the Specific Percentage of the Future Receipts that Seller collected during the Reconciliation Month at issue.

c.	The parties acknowledge and agree that one or more Reconciliation procedures performed by Purchaser may reduce the actual Daily Delivery amount during the Reconciliation Month in comparison to the one set forth in preamble of this Agreement, and, as the result of such reduction, the term of this Agreement is indefinite and unknowable at the time the parties enter into the Agreement.

11.	Request for Reconciliation Procedure.

a.	It shall be Seller’s sole responsibility and the right hereunder to initiate Reconciliation of Seller’s actual receipts during any Reconciliation Month by sending a request for reconciliation to Purchaser.

b.	Any such request for Reconciliation of the Seller’s daily receipts for a specific Reconciliation Month shall be in writing, shall include a copy of Seller’s bank statement and a credit card processing statement for the Reconciliation Month at issue, and shall be received by Purchaser via email customer.service@arsenalfunding.com within thirty (30) calendar days after the last day of the Reconciliation Month at issue (time being of the essence as to the last day of the period during which such demand for reconciliation shall be received by Purchaser).

c.	Purchaser’s receipt of Seller’s request for Reconciliation after the expiration of the 30-calendar-day period following the last day of the Reconciliation Month for which such reconciliation is requested nullifies and makes obsolete Seller’s request for Reconciliation for that specific Reconciliation Month.

d.	Seller shall have the right to request Reconciliation as many times during the term of this Agreement as it deems proper, and Purchaser shall comply with such request, provided that:

i.	Each such request is made in accordance with the terms of this Section 11.

Contract #: 6092355	8	/s/ SAS

ii.	If a request for Reconciliation is made after the expiration of the term of this Agreement and, as the result of such Reconciliation, the total amount actually debited by Purchaser from the Approved Bank Account will become less than the Sold Amount of Future Receipts, then and in such event the term of this Agreement shall automatically be extended until the time when the total amount actually debited from Approved Bank Account pursuant to this Agreement shall become equal to the Sold Amount of Future Receipts. In the event Seller will determine in good faith that the actual amount debited by Purchaser from the Approved Bank Account pursuant to this Agreement is greater than the Sold Amount of Future Receipts, then and in such event Seller shall have the right to request final Reconciliation within thirty (30) calendar days following the date of Seller’s last remittance of Future Receipts (time being of the essence) and Purchaser shall honor such request within five (5) Business Days following the day of its receipt of such request. It shall be noted that if Purchaser receives funds that are in excess of the Sold Amount of Future Receipts or to which the Purchaser is otherwise not entitled, then the Purchaser shall be required to return those funds to the Seller without request by the Seller for reconciliation as set forth above.

e.	Nothing set forth in Sections 10 or 11 of this Agreement shall be deemed to provide Seller with the right to interfere with Purchaser’s right and ability to debit the Approved Bank Account while the request for Reconciliation of Seller’s receipts is pending or until the Sold Amount of Future Receipts is delivered to Purchaser in full.

12.	Adjustment of Daily Delivery.

a.	If any time during the course of this Agreement Seller will experience steady increase or decrease in its daily receipts, Seller shall have the right, at its sole and absolute discretion, but subject to the provisions of Section 13 below, to request modification (“Adjustment”) of the amount of the Daily Delivery that Seller is obligated to deliver daily to Purchaser in accordance with the provisions of Section 3 above. Such Adjustment shall become effective as of the date it is granted and the new adjusted amount of the Daily Delivery (the “Adjusted Daily Delivery”) shall replace and supersede the amount of the Daily Delivery set forth in the preamble of this Agreement.

b.	The Adjustment of the Daily Delivery shall be performed by Purchaser within five (5) Business Days following its receipt of the Seller’s request for Adjustment by modifying daily amounts that shall be debited from the Approved Bank Account until the Sold Amount of Future Receipts is delivered in full.

c.	The parties acknowledge and agree that one or more Adjustments performed pursuant to this Agreement may substantially extend the term of this Agreement and the period during which Purchaser will be debiting the Approved Bank Account.

13.	Request for Adjustment Procedure.

a.	It shall be Seller’s sole responsibility and the right to initiate the Adjustment by sending a request for Adjustment to Purchaser.

b.	A request for Adjustment (an “Adjustment Request”) shall be in writing, shall include copies of: (i) Seller’s three (3)most recent calendar months’ statements of the Approved Bank Account and credit card processing statements immediately preceding the date of Purchaser’s receipt of the Adjustment Request, and (ii) Seller’s bank statements and credit card processing statements previously provided by Seller to Purchaser based upon which statements the amount of Daily Delivery set forth in preamble to this Agreement (or the then current Adjusted Daily Delivery, as the case may be) was determined, and shall be received by Purchaser by email at customer.service@arsenalfunding.com .

Contract #: 6092355	9	/s/ SAS

c.	Seller shall have the right to request Adjustment of the Daily Delivery (or Adjusted Daily Delivery, as the case may be) as many times during the term of this Agreement as it seems proper, and Purchaser shall comply with such request, provided that:

i.	Each such request for Adjustment is made in accordance with the terms of this Section 13.

ii.	A request for Adjustment shall not be made after the expiration of the term of this Agreement.

d.	In order to obtain an Adjustment of the Daily Delivery, the documents provided by Seller to Purchaser shall illustrate a decrease in Seller’s daily receipts.

e.	Nothing set forth in Sections 12 or 13 of this Agreement shall be deemed to provide Seller with the right to interfere with Purchaser’s right and ability to debit the Approved Bank Account while the request for Adjustment is pending or until the Sold Amount of Future Receipts is delivered to Purchaser in full.

14.	Seller’s Right to Accelerate Remittance of the Outstanding Portion of the Purchased Amount of Future Receipts (“Outstanding PAFR”).

a.	Notwithstanding anything to the contrary set forth in this Agreement, Seller shall have the right, at any time after receipt from Purchase of the Purchase Price, and upon obtaining Purchaser’s prior written consent, to accelerate delivery to Purchaser of the then undelivered portion of the Purchased Amount of Future Receipts (such amount, the “Outstanding PAFR”). The delivery shall be governed by the following subparagraphs.

b.	The Outstanding PAFR can only be delivered in full and not partially.

c.	Seller shall request the right to accelerate the delivery of the Outstanding PAFR by notifying Purchaser to that effect, provided that such notice shall be in writing (an email delivery shall be deemed acceptable) and shall contain the information on the source(s) of the funds to be used for delivery of the Outstanding PAFR and on the approximate date of such delivery.

d.	Purchaser shall respond to Seller’s request within three (3) Business Days from the date of its receipt by Purchaser.

e.	In its response to Seller’s request, Purchaser shall indicate the exact amount of the Outstanding PAFR as of the date of its delivery by the Seller.

f.	As of the date agreed upon between Purchaser and Seller, Seller shall deliver to Purchaser the full amount of the Outstanding PAFR (such date, the “Accelerated Delivery Date”).

g.	Under no circumstances shall Seller suspend or modify, or cause to be suspended or modified, the delivery to Purchaser of the Daily Delivery prior to the delivery of the Outstanding PAFR to Purchaser.

h.	Upon delivery of the Outstanding PAFR to Purchaser in compliance with the provisions of this Section 14, Seller’s obligations to Purchaser pursuant to this Agreement shall be deemed completed and fulfilled.

Contract #: 6092355	10	/s/ SAS

IV.	RISK SHARING ACKNOWLEDGMENTS AND AGREEMENTS.

15.	Both Seller and Purchaser Acknowledge and Agree that:

a.	The Sold Amount of Future Receipts represents a portion of Seller’s Future Receipts.

b.	This Agreement consummates the sale of the Sold Amount of Future Receipts at a discount, not borrowing funds by Seller from Purchaser. Purchaser does not charge Seller and will not collect from Seller any interest on the monies spent on the purchase of the Sold Amount of Future Receipts. The period of time that it will take Purchaser to collect the Sold Amount of Future Receipts is not fixed, is unknown to both parties as of the date of this Agreement and will depend on how well or not well Seller’s business will be performing following the date hereof. As an extreme example, in the event Seller’s business ceases to exist after Purchaser’s payment of the Purchase Price and purchase of the Sold Amount of Future Receipts for reason outside Seller’s control, Purchaser may never recover any moneys spent on such purchase without recourse.

c.	The amount of the Daily Delivery set forth in preamble to this Agreement is calculated based upon the information concerning an average amount of daily receipts collected by Seller’s business immediately prior to the date of this Agreement which information was provided by Seller to Purchaser.

d.	The amounts of Seller’s future daily receipts may increase or decrease over time.

e.	If, based upon the Reconciliation and/or the Adjustment procedures described above, it will be determined that the actual daily amounts of the Specified Percentage of the Future Receipts get reduced in comparison to the amount of the Daily Delivery as of the date of this Agreement set forth in the preamble of this Agreement, and in comparison to the amount that both Seller and Purchaser may have anticipated or projected because Seller’s business has slowed down, or if the full Sold Amount of Future Receipts is not remitted because Seller’s business went bankrupt or otherwise ceased operations in the ordinary course of business(but not due to Seller’s willful mishandling of its business), and Seller shall have not breached this Agreement, Seller would not owe anything to Purchaser and would not be in breach of or in default under this Agreement.

16.	Purchaser’s Risk Acknowledgments. Purchaser agrees to purchase the Sold Amount of Future Receipts knowing the risks that Seller’s business may slow down or fail, and Purchaser hereby assumes these risks based exclusively upon the information provided to it by Seller and related to the business operations of Seller’s business prior to the date hereof and upon Seller’s representations, warranties and covenants contained in this Agreement that are designed to give Purchaser a reasonable and fair opportunity to receive the benefit of its bargain. Furthermore, Purchaser hereby acknowledges and agrees that Seller shall be excused from performing its obligations under this Agreement in the event Seller’s business ceases its operations exclusively due to the following reasons (collectively, the “Valid Excuses”):

i.	Adverse business conditions that occurred for reasons outside Seller’s control and not due to Seller’s willful or negligent mishandling of its business;

ii.	Loss of the premises where Seller’s business operates (but not due to Seller’s violation of its obligations to its landlord);

iii.	Bankruptcy of Seller; and

iv.	Natural disasters or similar occurrences beyond Seller’s control.

Contract #: 6092355	11	/s/ SAS

17.	Application of Amounts Received by Purchaser. Purchaser reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Purchaser from Seller prior to applying such amounts to reduce the outstanding amount of the Purchased Amount. Any ACH payments and/or payments which clear after the Effective Date of this Agreement shall be applied to the balance hereunder.

18.	Not a Loan. Seller and Purchaser agree that the Purchase Price is paid to Seller in consideration for the ownership of the Sold Amount of Future Receipts and that payment of the Purchase Price by Purchaser is not intended to be, nor shall it be construed as, a loan from Purchaser to Seller that requires absolute and unconditional repayment on a maturity date, and Guarantor waives any claims or defenses of usury in any action arising out of this Agreement. To the contrary, Purchaser’s ability to receive the Sold Amount of Future Receipts pursuant to this Agreement, and the date when the Sold Amount of Future Receipts is delivered to Purchaser in full (if ever) are subject to and conditioned upon performance of Seller’s business.

19.	No Stacking. Seller shall not further encumber the Future Receipts, without first obtaining written consent of Purchaser.

V.	SELLER’S OBLIGATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS.

20.	Seller represents, warrants and covenants that the following statements are valid, true and correct as of the date of this Agreement and unless expressly stated otherwise shall remain valid, true and correct during the term of this Agreement:

a.	Use of Purchase Price. Seller hereby acknowledges that it fully understands that: (i) Purchaser’s ability to receive the Sold Amount of Future Receipts is contingent upon Seller’s continued operation of its business and successful generation of the Future Receipts until the Sold Amount of Future Receipts is delivered to Purchaser in full; (ii) that in the event of decreased efficiency or total failure of Seller’s business Purchaser’s receipt of the full or any portion of the Sold Amount of Future Receipts may be delayed indefinitely. Based upon the forgoing, Seller agrees to use the Purchase Price exclusively for the benefit and advancement of Seller’s business operations and for no other purpose.

b.	Prohibition on Seller Acts. During the course of this Agreement, without first obtaining Purchaser’s consent, Seller shall not:

i.	Change or close the Approved Bank Account or change or terminate the Approved Processor.

ii.	Open and deposit Future Receipts into a bank account different from the Approved Bank Account.

iii.	Add a credit card processor in addition to the Approved Processor.

iv.	Sell Seller’s business (as an entity or its assets) to a third party.

v.	Disconnect Purchaser’s bank monitoring software.

vi.	Sell Future Receipts to a third party.

vii.	Breach, or deviate from strict performance of, any and all other obligations of Seller under this Agreement.

Contract #: 6092355	12	/s/ SAS

c.	Financial Condition and Financial Information. Seller’s bank and financial statements, copies of which have been furnished to Purchaser, and future statements which may be furnished hereafter pursuant to this Agreement or upon Purchaser’s request, fairly represent the financial condition of Seller as of the dates such statements are issued, and prior to execution of the Agreement there have been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Seller. Purchaser may request bank and financial statements at any time during the course of this Agreement and Seller shall provide them to Purchaser within Five (5) Business Days. Seller’s failure to do so is a material breach of this Agreement.

d.	Governmental Approvals. Seller is in compliance and, during the term of this Agreement, shall be in compliance with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

e.	Good Standing. Seller is a corporation/limited liability company/limited partnership/other type of entity that is in good standing and duly incorporated or otherwise organized and validly existing under the laws of its jurisdiction of incorporation or organization and has full power and authority necessary to carry its business as it is now being conducted.

f.	Authorization. Seller has all requisite power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereunder; entering into this Agreement will not result in breach or violation of, or default under, any agreement or instrument by which Seller is bound or any statute, rule, regulation, order or other law to which Seller is subject, nor require the obtaining of any consent, approval, permit or license from any governmental authority having jurisdiction over Seller. All organizational and other proceedings required to be taken by Seller to authorize the execution, delivery and performance of this Agreement have been taken. The person signing this Agreement on behalf of Seller has full power and authority to bind Seller to perform its obligations under this Agreement.

g.	Accounting Records and Tax Returns. Seller will treat receipt of the Purchase Price and delivery of the Sold Future Receipts in a manner evidencing sale of its future receipts in its accounting records and tax returns and further agrees that Purchaser is entitled to audit Seller’s accounting records upon reasonable Notice in order to verify compliance. Seller hereby waives any rights of privacy, confidentiality or taxpayer privilege in any litigation or arbitration arising out of this Agreement in which Seller asserts that this transaction is anything other than a sale of future receipts.

h.	Taxes; Workers Compensation Insurance. Seller will promptly pay, when due, all taxes, including without limitation, income, employment, sales and use taxes, imposed upon Seller’s business by law, and will maintain workers compensation insurance required by applicable governmental authorities.

i.	Electronic Check Processing Agreement. Seller shall not change its processor, add terminals, change its financial institution or bank account(s) or take any other action that could have any adverse effect upon Seller’s obligations or impede Purchaser’s rights under this Agreement, without Purchaser’s prior written consent.

j.	No Diversion of Future Receipts. Seller shall not allow any event to occur that would cause a diversion of any portion of Seller’s Future Receipts from the Approved Bank Account without first obtaining Purchaser’s approval of such diversion.

k.	Change of Name or Location. Seller shall not conduct Seller’s businesses under any name other than as disclosed to the Processor and Purchaser and will not change any of its places of business without first obtaining Purchaser’s written consent.

Contract #: 6092355	13	/s/ SAS

l.	Prohibited Business Transactions. Seller shall not: (i) transfer or sell all or substantially all of its assets without first obtaining Purchaser’s consent; or (ii) make or send notice of its intended bulk sale or transfer.

m.	No Closing of Business. Seller will not voluntarily sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without first: (i) obtaining the express written consent of Purchaser, and (ii) providing Purchaser with a written agreement of a purchaser or transferee of Seller’s business or assets assuming all of Seller’s obligations under this Agreement pursuant to documentation satisfactory to Purchaser. Seller represents that it has no current plans to close its business either temporarily (for renovations, repairs or any other purpose), or permanently. Seller agrees that until Purchaser shall have received all of the Sold Amount of Future Receipts, Seller will not voluntarily close its business on a permanent or temporarily basis for renovations, repairs, or any other purposes. Notwithstanding the foregoing, Seller shall have the right to close its business temporarily if such closing is necessitated by a requirement to conduct renovations or repairs imposed upon Seller’s business by legal authorities having jurisdiction over Seller’s business (such as from a health department or fire department) or if such closing is necessitated by circumstances outside Seller’s reasonable control. To the extent possible, prior to any such temporary closure of its business, Seller shall provide Purchaser ten (10) Business Days advance notice.

n.	No Pending Bankruptcy. As of the date of Seller’s execution of this Agreement, Seller is not insolvent, has not filed, and does not contemplate filing, any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary bankruptcy petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney on the issue of filing bankruptcy within six months immediately preceding the date of this Agreement.

o.	Estoppel Certificate. Seller will at any time, and from time to time, upon at least one (1) day’s prior notice from Purchaser to Seller, execute, acknowledge and deliver to Purchaser and/or to any other person or entity specified by Purchaser in its notice, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modification(s) and stating the date(s) on which the Sold Amount of Future Receipts or any portion thereof has been delivered.

p.	Unencumbered Future Receipts. Seller has and will continue to have good, complete and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests other than by virtue or entering into this Agreement.

q.	Business Purpose. Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes.

r.	No Default Under Contracts with Third Parties. Seller’s execution of and/or performance of its obligations under this Agreement will not cause or create an event of default by Seller under any contract, which Seller is or may become a party to.

s.	Right of Access. In order to ensure Seller’s compliance with the terms of this Agreement, Seller hereby grants Purchaser the right to enter, without notice, the premises of Seller’s business for the purpose of inspecting and checking Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Seller’s daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement during normal business hours. Furthermore, Seller hereby grants Purchaser and its employees and consultants access to Seller’s employees and records and all other items of property located at the Seller’s place of business during the course of this Agreement.

Contract #: 6092355	14	/s/ SAS

t.	Phone Recordings and Contact. Seller agrees that any call between Seller and Purchaser and its Guarantors, managers, employees and agents may be recorded and/or monitored. Furthermore, Seller acknowledges and agrees that: (i) it has an established business relationship with Purchaser, its managers, employees and agents (collectively, the “Purchaser Parties”) and that Seller may be contacted by any of the Purchaser Parties from time-to-time regarding Seller’s performance of its obligations under this Agreement or regarding other business transactions; (ii) it will not claim that such communications and contacts are unsolicited or inconvenient; and (iii) that any such contact may be made by any of the Purchaser Parties in person or at any phone number (including mobile phone number), email addresses, or facsimile number belonging to Seller’s office, or its Guarantors, managers, officers, or employees.

u.	Knowledge and Experience of Decision Makers. The persons authorized to make management and financial decisions on behalf Seller with respect to this Agreement have such knowledge, experience and skill in financial and business matters in general and with respect to transactions of a nature similar to the one contemplated by this Agreement so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, Seller entering into this Agreement.

v.	Seller’s Due Diligence. The person authorized to sign this Agreement on behalf of Seller: (i) has received all information that such person deemed necessary to make an informed decision with respect to a transaction contemplated by this Agreement; and (ii) has had unrestricted opportunity to make such investigation as such person desired pertaining to the transaction contemplated by this Agreement and verify any such information furnished to him or her by Purchaser.

w.	Arm-Length Transaction. The person signing this Agreement of behalf of Seller: (a) has read and fully understands content of this Agreement; (b) has consulted to the extent he/she wished with Seller’s own counsel in connection with the entering into this Agreement; and (c) he or she has made sufficient investigation and inquiry to determine whether this Agreement is fair and reasonable to Seller, and whether this Agreement adequately reflects his or her understanding of its terms.

x.	No Reliance on Oral Representations. This Agreement contains the entire agreement between Seller and Purchaser with respect to the subject matter of this Agreement and supersedes each course of conduct previously pursued or acquiesced in, and each oral agreement and representation previously made, by Purchaser or any of the Purchaser Parties with respect thereto (if any), whether or not relied or acted upon. No course of performance or other conduct subsequently pursued or acquiesced in, and no oral agreement or representation subsequently made, by the Purchaser Parties, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall amend this Agreement or impair or otherwise affect Seller’s obligations pursuant to this Agreement or any rights and remedies of the parties to this Agreement.

VI.	PLEDGE OF SECURITY.

21.	Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Purchaser pursuant to this Agreement are “accounts” or “payment intangibles” as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (the “UCC”) and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Purchaser. To the extent the Future Receipts are “accounts” or “payment intangibles” then (i) the sale of the Future Receipts creates a security interest as defined in the UCC; (ii) this Agreement constitutes a “security agreement” under the UCC; and (iii) Purchaser has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Purchaser may notify account debtors, or other persons obligated on the Future Receipts, on holding the Future Receipts of Seller’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Purchaser.

Contract #: 6092355	15	/s/ SAS

22.	Financing Statements. Seller authorizes Purchaser to file one or more UCC-1 forms consistent with the UCC to give notice that the Sold Amount of Future Receipts is the sole property of Purchaser. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that Seller is prohibited from obtaining any financing that impairs the value of the Sold Amount of Future Receipts or Purchaser’s right to collect same. Seller authorizes Purchaser to debit the Approved Bank Account for all costs incurred by Purchaser associated with the filing, amendment or termination of any UCC filings.

23.	Security. As security for the prompt and complete performance of any and all liabilities, obligations, covenants or agreements of Seller under this Agreement, now or hereafter arising from, out of or relating to this Agreement, whether direct, indirect, contingent or otherwise (hereinafter referred to collectively as the “Seller Obligations”), Seller hereby pledges, assigns and hypothecates to Purchaser and grants to Purchaser a continuing, perfected and first priority lien upon and security interest in, to and under all of Seller’s right, title and interest in and to the following (collectively, the “Secured Receipts”), whether now existing or hereafter from time to time acquired:

a.	all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the UCC, now or hereafter owned or acquired by Seller up to the value of the Sold Amount of Future Receipts; and

b.	all Seller’s proceeds, up to the value of the Sold Amount of Future Receipts, as that term is defined by Article 9 of the UCC.

24.	Termination of Pledge. Upon the performance by Seller in full of the Seller Obligations, the security interest in the Secured Receipts pursuant to this Pledge shall automatically terminate without any further act of either party being required, and all rights to the Secured Receipts shall revert to Seller. Upon any such termination, Purchaser will execute, acknowledge (where applicable) and deliver such satisfactions, releases and termination statements, as Seller shall reasonably request.

25.	Representations with Respect to Secured Receipts. Seller hereby represents and warrants to Purchaser that: the execution, delivery and performance by Seller of this Pledge, and the remedies in respect of the Secured Receipts under this Pledge (i) have been duly authorized; (ii) do not require the approval of any governmental authority or other third party or require any action of, or filing with, any governmental authority or other third party to authorize same (other than the filing of the UCC 1’s); (iii) do not and shall not (A) violate or result in the breach of any provision of law or regulation, any order or decree of any court or other governmental authority, or (B) violate, result in the breach of or constitute a default under or conflict with any indenture, mortgage, deed of trust, agreement or any other instrument to which Seller is a party or by which any of Seller’s assets (including, without limitation, the Secured Receipts) are bound.

26.	Further Assurances. Upon the request of Purchaser, Seller, at Seller’s sole cost and expense, shall execute and deliver all such further UCC-1s, continuation statements, assurances and assignments of the Secured Receipts and consents with respect to the pledge of the Secured Receipts and the execution of this Pledge, and shall execute and deliver such further instruments, agreements and other documents and do such further acts and things, as Purchaser may request in order to more fully effectuate the purposes of this Pledge and the assignment of the Secured Receipts and obtain the full benefits of this Pledge and the rights and powers herein created.

27.	UCC Financing Statements. Seller hereby authorizes Purchaser at any time to take any action and to execute any instrument, including without limitation to file one or more financing statements and/or continuation statements, to evidence and perfect the security interest created hereby.

Contract #: 6092355	16	/s/ SAS

VII.	EVENTS OF DEFAULT AND REMEDIES.

28.	Events of Default by Seller. The occurrence of any of the following events shall constitute an “Event of Default” by Seller:

a.	Seller shall violate any term, condition or covenant in this Agreement for any reason whatsoever other than as the result of Seller’s business ceases its operations exclusively due to any of the Valid Excuses.

b.	Any representation or warranty by Seller or Guarantor made in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made.

c.	Seller shall default under any of the terms, covenants and conditions of any other agreement with Purchaser (if any).

d.	Seller uses multiple depository accounts without obtaining prior written consent of Purchaser in each instance.

e.	Seller fails to deposit any portion of its Future Receipts into the Approved Bank Account.

f.	Seller changes the Approved Bank Account or Approved Processor without obtaining prior written consent of Purchaser in each instance.

g.	Seller interferes with Purchaser’s collection of Daily Deliveries (or Adjusted Daily Deliveries, as the case maybe).

29.	Default Under this Agreement. In case any Event of Default occurs and is not waived by Purchaser, Purchaser may declare Seller and/or Guarantor in default under this Agreement.

30.	Seller’s Obligations Upon Default. Upon the occurrence of an Event of Default, Seller shall immediately deliver to Purchaser the portion of the Sold Amount of Future Receipts that remain undelivered at the time of such default notice together with all other Fees (as such term is defined below) that Seller may owe to Purchaser pursuant to this Agreement (the sum of the then undelivered portion of the Sold Amount of Future Receipts and the Fees hereinafter shall referred to the “Adjusted Sold Amount of Future Receipts”). In addition, Seller shall also pay to Purchaser, as additional damages, any reasonable expenses incurred by Purchaser in connection with recovering the monies due to Purchaser from Seller pursuant to this Agreement, including without limitation the costs of retaining collection firms and reasonable attorneys’ fees and disbursements (collectively, “Reasonable Damages”). The parties agree that Purchaser shall not be required to itemize or prove its Reasonable Damages and that the fair value of the Reasonable Damages shall be equal to twenty-five percent (25%) of the Adjusted Sold Amount of Future Receipts at the time of default or $10,000, whichever is greater. Such charge shall be in addition to and separate from any and all other fees and charges due to Purchaser that result from any default.

31.	Remedies Upon Default. Upon occurrence of an Event of Default, Purchaser may immediately proceed to protect and enforce its rights under this Agreement against Seller:

a.	Enforcing its rights as a secured creditor under the Uniform Commercial Code including, without limitation, notifying any account debtor(s) of Seller of Purchaser’s security interest.

b.	Notifying Seller’s credit card processor or customers of Seller’s default under this Agreement and to direct all future receipts and receipts to transfer to Purchaser of all or any portion of the amounts received by such credit card processor or customer on behalf of Seller.

Contract #: 6092355	17	/s/ SAS

c.	Commencing a suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Seller’s obligations hereunder or any other legal or equitable right or remedy including without limitation Purchaser’s rights of a secured party under the UCC.

d.	Enforcing the provisions of the Personal Guaranty against the Guarantor(s).

e.	The full uncollected Sold Amount of Future Receipts plus all fees (including legal fees) due under this Agreement and the attached Security Agreement become due and payable in full immediately.

f.	Purchaser may enforce its security interest in the Secured Receipts identified in the Security Agreement hereof.

g.	Purchaser may debit Seller’s depository accounts wherever situated by means of ACH debit, on a computer-generated check drawn on Seller’s bank account or otherwise for all sums due to Purchaser.

32.	Remedies are not Exclusive. Subject to the Arbitration section in this Agreement, all rights, powers and remedies of Purchaser in connection with this Agreement may be exercised at any time after the occurrence of any Event of Default, and are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided to Purchaser by law or equity.

VIII.	ADDITIONAL TERMS:

33.	ADDITIONAL FEES. IN ADDITION TO ALL OTHER SUMS DUE TO PURCHASER UNDER THIS AGREEMENT, SELLER SHALL PAY TO PURCHASER ALL FEES SET FORTH IN RIDER 1 TO THIS AGREEMENT (EACH OF SUCH FEES A “FEE” AND, THE SUM OF ALL SUCH CHARGES, HEREINAFTER, THE “FEES”).

34.	Seller Deposit Agreement. Seller shall execute an agreement (the “Seller Deposit Agreement”) acceptable to Purchaser with a Bank acceptable to Purchaser to obtain electronic fund transfer services for the Seller’s account at the Bank approved by Purchaser (the “Account”). Seller shall provide Purchaser and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Seller’s receipts, receipts, deposits and withdrawals into and from the Account. Seller hereby authorizes Purchaser and/or its agent(s) to deduct from the Account the amounts owed to Purchaser for the receipts as specified herein and to pay such amounts to Purchaser. Seller also hereby authorizes Purchaser to withdraw from the Account the Specified Percentage(s) and/or sums by Purchaser debiting the account. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Seller for these deposits, whether pre-approved by Purchaser or not. This additional authorization is not a waiver of Purchaser’s entitlement to declare this Agreement breached by Seller as a result of its usage of an account which Purchaser did not first pre-approve in writing prior to Seller’s usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of Purchaser.

Seller understands and agrees that this Agreement, including the authorizations to access Seller’s accounts (including the Account) set forth herein, as well as all other payment processing agreements entered into with respect to the Transactions irrevocably authorize the processor of such payments (the “Processor”) and Operator to pay the cash attributable to the Specified Percentage of Receipts to Purchaser rather than to Seller until Purchaser receives the cash attributable to the entire Specified Amount of Future Receipts from Processor and Operator. Seller and Guarantor(s) authorize Purchaser and its agents: i) to investigate Seller’s financial status and history, and will provide to Purchaser any authorizations, bank or financial statements, tax returns, etc., as Purchaser deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement and ii) to update such information and financial and credit profiles from time to time as Purchaser deems appropriate. Seller hereby authorizes all of its banks, brokers, processors and customers to provide Purchaser with Seller’s bank statements, brokerage statements, processing history and such other statements and information as Purchaser may in its sole discretion require to determine Seller’s and Guarantor’s qualification or continuation in this program and for collections purposes.

Contract #: 6092355	18	/s/ SAS

These authorizations and instructions may be revoked only with the prior written consent of Purchaser. Seller agrees that Processor and Operator may rely upon the instructions of Purchaser, without any independent verification, in making the cash payments above. Seller waives any claim for damages it may have against Processor or Operator in connection with actions taken based on instructions from Purchaser, unless such damages were due to such Processor’s or Operator’s failure to follow Purchaser’s instructions. Seller acknowledges and agrees that (a) Processor and Operator will be acting on behalf of Purchaser with respect to the Specified Percentage of Receipts until cash attributable to the entire Specified Amount of Future Receipts has been remitted by Processor and Operator to Purchaser, (b) Processor and Operator may or may not be affiliates of Purchaser, (c) Purchaser is not responsible and shall not be liable for, and Seller agrees to hold Purchaser harmless for, the actions of Processor and Operator, and (d) funds representing the Specified Percentage of Receipts in the possession of Processing or Operator constitute property owned solely by Purchaser, and Seller disclaims any and all interest therein. For purposes of this Agreement, the term “Operator” shall mean Purchaser or any person or entity designated by Purchaser to debit or otherwise withdraw (via the Automated Clearing House (“ACH”) system, electronic checks, wires, or otherwise) any amounts from Seller’s or principal(s) accounts as authorized or permitted by this Agreement.

35.	Transactional History. Seller shall execute written authorization(s) to their bank(s) to provide Purchaser with Seller’s banking and/or credit- card processing history.

36.	Indemnification. Seller hereby does severally indemnify and hold harmless Approved Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by Approved Processor resulting from (a) claims asserted by Purchaser for monies owed to Purchaser from Seller, and (b) actions taken by Approved Processor in reliance upon information or instructions provided by Purchaser, and (c) any claims by third parties that result on reliance upon information and representations made by the Seller.

37.	NO LIABILITY. IN NO EVENT SHALL PURCHASER BE LIABLE FOR ANY CLAIMS ASSERTED BY SELLER OR ITS GUARANTOR

ID: 10420935 Signed: 2023-09-05T14:44:54-05:00

Contract #: 6092355

UNDER ANY LEGAL THEORY FOR LOST PROFITS, LOST REVENUES, LOST BUSINESS OPPORTUNITIES, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS WAIVED BY SELLER AND GUARANTOR(S). THE LIABILITY OF PURCHASER SHALL BE LIMITED TO THE AMOUNT OF THE PURCHASE PRICE.

38.	Right to Cancel.

a.	Notwithstanding anything to the contrary set forth in this Agreement, Purchaser shall have the right to cancel this Agreement any time prior to its delivery of the Purchase Price to Seller and, upon such cancellation, this Agreement shall become null and void and the parties shall have no obligation to, or rights against, each other, except that all sums delivered by Seller to Purchaser on account of entering into this Agreement shall be promptly returned to Seller.

Contract #: 6092355	19	/s/ SAS

b.	Notwithstanding anything to the contrary set forth in this Agreement, in the event Seller has not been in default under this Agreement, Seller shall have the right to cancel this Agreement any time until the midnight of the fifth (5th) Business Day following the date of its receipt of the Purchase Price by notifying Purchaser of such cancellation by notice sent in accordance with this Agreement. Upon timely delivering such cancellation notice to Purchaser, and further provided that Seller has otherwise complied with the provisions of this Agreement, Seller shall refund the entire amount of the Purchase Price back to Purchaser within five (5) Business Days following the date of Seller’s receipt of the Purchase Price. Upon such refund of the Purchase Price back to Purchaser, this Agreement shall become null and void and the parties shall have no remaining obligations to or rights against each other except that Purchaser shall have the right to keep, as fair and adequate compensation for its costs of entering into this Agreement with Seller, the entire amount of Daily Deliveries as well as the Origination Fee (as set forth above) received by Purchaser prior to the date when this Agreement is terminated.

IX.	GUARANTY OF PERFORMANCE OF SELLER’S OBLIGATIONS.

39.	Guarantor’s Representations. Seller and Seller’s Guarantor represent and warrant to Purchaser that:

a.	Guarantor will benefit from Purchaser and Seller entering into this Agreement.

b.	Guarantor understands and acknowledges that Purchaser is not willing to enter into the Agreement unless Seller and Guarantor irrevocably, guarantees prompt and complete performance of any and all liabilities, obligations, covenants under this Agreement, now or hereafter arising from, out of or relating to this Agreement, whether direct, indirect, contingent or otherwise when the Sellers Default is as a result of the Sellers actions and/or inactions and failure to take proper remedial steps to correct the problem (hereinafter referred to collectively as the “Seller Obligations”).

40.	Personal Guaranty of Performance. Guarantor agrees to irrevocably, absolutely and unconditionally guarantee to Purchaser prompt and complete performance of the following obligations of Seller (the “Guaranteed Obligations”):

Seller’s obligation to not (i) change the Account, (ii) add an additional Account, (iii) revoke Purchaser’s authorization to debit the Account, (iv) close the Account without the express written consent of Purchaser or (v) take any other action with the intent to interfere with Purchaser’s right to collect the purchased Future Receipts;

a.	Seller’s obligation to not conduct Seller’s businesses under any name other than as disclosed to Purchaser;

b.	Seller’s obligation to not change any of its places of business without prior written consent by Purchaser;

c.	Seller’s obligation to not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Purchaser, and (ii) the written agreement of any purchaser or transferee assuming all of Seller’s obligations under this Agreement pursuant to documentation satisfactory to Purchaser;

d.	Seller’s obligation to not enter into any seller cash advance or any loan agreement that relates to or encumbers its Future Receipts with any party other than Purchaser for the duration of this Agreement without Purchaser’s prior written consent; and

e.	Seller’s obligation to provide truthful, accurate, and complete information as required by this Agreement.

Contract #: 6092355	20	/s/ SAS

41.	Waiver; Remedies. No failure on the part of Purchaser to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Agreement, Purchaser may enforce its rights under this Guaranty without first seeking to obtain performance for such default from Seller.

42.	Acknowledgment of Purchase. Guarantor and Seller acknowledge and agree that the Purchase Price paid by Purchaser to Seller in exchange for the Sold Amount of Future Receipts is a payment of an adequate consideration and is not intended to be treated as a loan or financial accommodation from Purchaser to Seller. Guarantor and Seller specifically acknowledge that Purchaser is not a lender, bank or credit card processor, and that Purchaser has not offered any loans to Seller, and Guarantor and Seller respectively waive any claims or defenses of usury in any action arising out of this Agreement. Guarantor and Seller acknowledge that the Purchase Price paid to Seller is good and valuable consideration for the sale of the Sold Amount of Future Receipts.

43.	Severability. If for any reason any court of competent jurisdiction finds any provisions of this Agreement applicable to the Seller or Guarantor to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in those provisions shall be effective to the fullest extent allowed under applicable law.

44.	Opportunity for Attorney Review. Seller and Guarantor respectively represent that he/she has carefully read this Agreement and has, or had an opportunity to, consult with his or her attorney. Seller and Guarantor respectively understand the contents of this Agreement, signs it as his or her free act and deed, and agrees to be bound by the provisions hereof.

X.	MISCELLANEOUS.

45.	Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

46.	Assignment. Purchaser may assign, transfer or sell its rights or delegate its duties hereunder, either in whole or in part without prior notice to the Seller or the Guarantor. Neither Seller nor Guarantor shall have the right to assign their respective rights or obligations under this Agreement without first obtaining Purchaser’s written consent.

47.	Notices. All notices, requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective as of the date of receipt or declined receipt.

48.	Waiver Remedies. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

49.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

Contract #: 6092355	21	/s/ SAS

50.	Governing Law, Venue and Jurisdiction. Except as set forth in the Arbitration section, this Agreement shall be governed by and construed exclusively in accordance with the laws of the State of New York, without regards to any applicable principles of conflicts of law. Any lawsuit, action or proceeding arising out of or in connection with this Agreement shall be instituted exclusively in any Court sitting in any county in New York State, (the “Acceptable Forums”). Each party signing this Agreement agrees that the Acceptable Forums are convenient, and irrevocably submits to the jurisdiction of the Acceptable Forums and waives any and all objections to inconvenience of the jurisdiction or venue. Should a proceeding be initiated in any other forum, the parties waive any right to oppose any motion or application made by either party to transfer such proceeding to an Acceptable Forum.

51.	Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been complied with and satisfied in full and this Agreement shall have terminated.

52.	Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and all amendments, riders and exhibits thereon (if any) embody the entire agreement between Seller, and Purchaser and supersede all prior agreements and understandings relating to the subject matter hereof.

53.	JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH PARTY MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

54.	CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY TO THIS AGREEMENT, AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

Contract #: 6092355	22	/s/ SAS

55.	SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK CIVIL PRACTICE LAW & RULES (“CPLR”), SELLER AND GUARANTOR HEREBY AGREE AND CONSENT THAT THE MAILING OR EMAILING OF ANY PROCESS REQUIRED BY ANY SUCH COURT WILL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST EACH SELLER AND GUARANTOR WITHOUT THE NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT, BUT WITHOUT INVALIDATING SERVICE PERFORMED IN ACCORDANCE WITH SUCH OTHER PROVISIONS. SUCH MAILING OF PROCESS SHALL BE MADE VIA CERTIFIED MAIL TO THE ADDRESSES PROVIDED FOR THE SELLER AND GUARANTOR IN THIS AGREEMENT; AND SUCH EMAILING SHALL BE MADE BY EMAILING A COPY OF THE PROCESS AS AN ATTACHMENT TO THE EMAIL ADDRESS(ES) OF THE SELLER AND/OR GUARANTOR PROVIDED IN THIS AGREEMENT. SELLER AND GUARANTOR AGREE THAT THE SERVICE OF SUCH PROCESS AND ANY LEGAL PAPERS SERVED SUBSEQUENTLY THEREAFTER SHALL BE DEEMED COMPLETE UPON SUCH MAILING OR TRANSMISSION OF SUCH EMAIL IRRESPECTIVE OF WHETHER SUCH MAILING OR EMAIL IS ACTUALLY RECEIVED BY EACH SELLER AND GUARANTOR. SELLER AND GUARANTOR AGREE THAT THEY WILL BE PRECLUDED FROM ASSERTING THAT THEY DID NOT RECEIVE SERVICE OF PROCESS OR ANY OTHER NOTICE MAILED OR EMAILED TO THE FOREGOING ADDRESS OR EMAIL ADDRESS IF THEY DO NOT FURNISH A CERTIFIED MAIL RETURN RECEIPT SIGNED BY PURCHASER DEMONSTRATING THAT PURCHASER WAS PROVIDED WITH NOTICE OF A CHANGE IN THE SELLER AND/OR GUARANTOR’S ADDRESS OR EMAIL ADDRESS.

56.	Truthfulness of Information. The information provided by or on behalf of Seller and Guarantor to Purchaser in connection with the execution of, or pursuant to this Agreement, is and shall be true and correct in all material respects. Seller and Guarantor shall furnish Purchaser with such other information as Purchaser may reasonably request from time to time, including all information necessary to permit Purchaser and its agents to determine the amount to be paid to Purchaser and to initiate electronic check or ACH transactions from the Bank Account.

57.	Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this contract or any of the provisions hereof.

58.	Counterparts and Facsimile Signatures. This Agreement can be signed in one or more counterparts, each of which shall constitute an original and all of which when take together shall constitute one and the same agreement. Signatures delivered via facsimile and/or via Portable Digital Format (PDF) shall be deemed acceptable for all purposes, including without limitation the evidentially purposes.

59.	Publicity. Seller and each of Seller’s Owners and all Guarantors hereto all hereby authorizes Purchaser to use its, his or her name in listings of clients and in advertising and marketing materials.

Contract #: 6092355	23	/s/ SAS

60.	ARBITRATION. IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR THE FORUM. BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR FOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ORIGINATION FEES AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR FORUM RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLIDATED, CLASS OR AGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS “DISPUTES” AND “CLAIMS” SHALL HAVE THE BROADEST POSSIBLE MEANING.

61.	RIGHT TO OPT OUT OF ARBITRATION. SELLER AND GUARANTOR(S) MAY OPT OUT OF THE ARBITRATION PROVISION ABOVE. TO OPT OUT OF THE ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THE CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: C/O PCP MANAGEMENT CORP., 15 WEST 36TH STREET, 11TH FLOOR, NEW YORK, NEW YORK 10018, ATTENTION: LEGAL DEPARTMENT, ARBITRATION OPT-OUT.

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Contract #: 6092355	24	/s/ SAS

SELLER NAME: (legal name of business)		GUARANTOR #1:

PARADISE ADVENTURES LLC

By:	/s/ Scott Allen Stawski	By:	/s/ Scott Allen Stawski
Name:	Scott Allen Stawski	Name:	Scott Allen Stawski
Title:	Owner	SSN:	[***]
FEIN:	[***]

Prosperum Capital Partners LLC d/b/a/ Arsenal Funding	GUARANTOR #2:

By:	By:
Name:	Name:
Title:	SSN:

Contract #: 6092355

ID: 10420935 Signed: 2023-09-05T14:44:54-05:00

Contract #: 6092355	25	/s/ SAS

RIDER 1

TO THE FUTURE RECEIPTS SALE AND PURCHASE AGREEMENT (“Agreement”)
Between PROSPERUM CAPITAL PARTNERS LLC d/b/a ARSENAL FUNDING (“Purchaser”) and

PARADISE ADVENTURES LLC d/b/a PARADISE ADVENTURES CATAMARANS AND
WATERSPORTS (“Merchant”)

APPLICABLE FEES

1.	Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Rider and any of the provisions of the Future Receipts Sale and Purchase Agreement (the “Agreement”) to which this Rider is attached, all such conflicts and inconsistencies shall be resolved in favor of the provisions of this Rider.

2.	Definitions. All capitalized terms used in this Rider shall have the meaning set forth in the Agreement unless otherwise indicated herein.

3.	Applicable Fees. The parties agree that the Applicable Fees which Seller shall pay to Purchaser, pursuant to Section 34 of the Agreement shall be as follows:

●	Origination Fee: This is the fee paid by the SELLER to Purchaser to cover the costs of underwriting this Agreement, and other administrative costs.

●	Funding Fee: $35.00-For same day wire transfer.

●	Bank Change Fee: $100.00 — Applied if the SELLER/GUARANTOR requires a change of Bank Account to be debited, requiring Purchaser to adjust the schedule of the series of debits within the billing system used at the time.

●	NSF/Rejected ACH Fee: $100.00 per occurrence — The SELLER/GUARANTOR shall be required to pay this fee for each ACH debit that is not covered by either the Seller or the bank, regardless of the reason.

●	ACH Block on Account: $2,500.00 — Applied if the SELLER/GUARANTOR places an ACH block on their account preventing Purchaser from processing its ACH debits. At Purchaser’s sole discretion, the receipt of such a report from a bank MAY be considered an automatic default of this agreement.

●	Default Fee: $10,000.00 — Applied if the SELLER/GUARANTOR changes the bank account or intentionally diverts receipts collections to another account, preventing Purchaser from receiving payments.

●	UCC Fee: $195.00 — Includes the initial filing, and removal of the UCC-1 filing, completed immediately post-funding, unless otherwise specified by Purchaser.

4.	No Reduction of Purchase Price. Seller hereby agrees that deduction of any Fees from the Purchase Price shall not be deemed to reduce the amount of the Purchase Price.

Seller and Purchaser agree that this Rider shall be attached to the Agreement and shall be made a part thereof.

FOR PURCHASER

By:

FOR THE SELLER

By:	/s/ Scott Allen Stawski
Name:	SCOTT ALLEN STAWSKI

Contract #: 6092355	26	/s/ SAS

RIDER 2

TO THE FUTURE RECEIPTS SALE AND PURCHASE AGREEMENT (“Agreement”)

Between PROSPERUM CAPITAL PARTNERS LLC d/b/a ARSENAL FUNDING (“Purchaser”) and

PARADISE ADVENTURES LLC d/b/a PARADISE ADVENTURES CATAMARANS AND
WATERSPORTS (“Merchant”)

PRIOR BALANCE

1.	Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Rider and any of the provisions of the Future Receipts Sale and Purchase Agreement (the “Agreement”) to which this Rider is attached, all such conflicts and inconsistencies shall be resolved in favor of the provisions of this Rider.

2.	Definitions. All capitalized terms used in this Rider shall have the meaning set forth in the Agreement unless otherwise indicated herein.

3.	Prior Balance. Seller represents and warrants that the following list of its creditors and the amounts that Seller owes its creditors as of the Effective Date of the Agreement is true, correct and complete:

TOTAL PRIOR BALANCE: $0.00

4.	Authorization. Seller hereby authorizes Purchaser to apply a portion of the Purchase Price due to Seller pursuant to the Agreement toward satisfaction of Seller’s obligation to pay the Applicable Fees pursuant to Section 17 of the Agreement by deducting the amount of the Applicable Fees from the Purchase Price prior to delivering it to Seller.

5.	No Reduction of Purchase Price. Seller hereby agrees that deduction of any Fees from the Purchase Price shall not be deemed to reduce the amount of the Purchase Price.

6.	Indemnification. Seller hereby indemnifies and holds harmless Purchaser for any and all damages and losses (including without limitation legal fees and expenses) incurred by Purchaser as the result of the information set forth in this Rider being untrue or incorrect or incomplete.

Seller and Purchaser agree that this Rider shall be attached to the Agreement and shall be made a part thereof.

FOR PURCHASER

By:

FOR THE SELLER

By:	/s/ Scott Allen Stawski
Name:	SCOTT ALLEN STAWSKI

Contract #: 6092355	27	/s/ SAS

RIDER 3

TO THE FUTURE RECEIPTS SALE AND PURCHASE AGREEMENT (“Agreement”)
Between PROSPERUM CAPITAL PARTNERS LLC d/b/a ARSENAL FUNDING (“Purchaser”) and

PARADISE ADVENTURES LLC d/b/a PARADISE ADVENTURES CATAMARANS AND
WATERSPORTS (“Merchant”)

ORIGINATION FEE

1.	Possible Conflicts. If there is any conflict or inconsistency between any of the provisions of this Rider and any of the provisions of the Future Receipts Sale and Purchase Agreement (the “Agreement”) to which this Rider is attached, all such conflicts and inconsistencies shall be resolved in favor of the provisions of this Rider.

2.	Definitions. All capitalized terms used in this Rider shall have the meaning set forth in the Agreement unless otherwise indicated herein.

3.	Applicable Fees. The parties agree that the Origination Fee that Seller shall pay to Purchaser pursuant to Section 19 of the Agreement shall be:

Origination Fee: $6,000.00
ACH Program Fee: $0.00
Wire Fee: $0.00

4.	Authorization. Seller hereby authorizes Purchaser to apply a portion of the Purchase Price due to Seller pursuant to the Agreement toward satisfaction of Seller’s obligation to pay the Origination Fee pursuant to Section 19 of the Agreement by deducting the amount of the Origination Fee from the Purchase Price prior to delivering it to Seller.

5.	No Reduction of Purchase Price. Seller hereby agrees that deduction of the Origination Fee from the Purchase Price shall not be deemed to reduce the Purchase Price.

Seller and Purchaser agree that this Rider shall be attached to the Agreement and shall be made a part thereof.

FOR PURCHASER

By:

FOR THE SELLER

By:	/s/ Scott Allen Stawski
Name:	SCOTT ALLEN STAWSKI

Contract #: 6092355	28	/s/ SAS

RIDER 4

IDENTIFYING INFORMATION OF SELLER AND GUARANTOR

SELLER (#1)
Full Name:	SCOTT ALLEN STAWSKI	Social Security No:	[***]
Title	OWNER	Driver License No:	[***]
Signature

OWNER / GUARANTOR (#1)
Full Name:	SCOTT ALLEN STAWSKI	Social Security No:	[***]
Title	OWNER	Driver License No:	[***]
Signature

SELLER (#2)
Full Name:	Social Security No:
Title	Driver License No:
Signature

OWNER / GUARANTOR (#2)
Full Name:	Social Security No:
Title	Driver License No:
Signature

Contract #: 6092355	29	/s/ SAS

REVENUE SOURCES ADDENDUM TO CONTRACT

Addendum to the Agreement identified as AGREEMENT OF SALE OF FUTURE RECEIPTS.

Reference is made to the above referenced Agreement between Prosperum Capital Partners LLC dba Arsenal Funding (Purchaser) and PARADISE ADVENTURES LLC (Seller)

located at                    .

Representations with Respect to Revenue Sources. Seller hereby represents and warrants to Purchaser that (i) the below listed entities/individuals represent the ten (10) largest sources of the Seller’s monthly revenues; (ii) the contact information set forth for each of the below listed entities/individuals is true, correct and accurate; and (iii) providing the below listed information and making the representations and warranties set forth in this addendum is a material inducing factor in Purchaser choosing to enter into the Agreement with Seller.

Business Name	Fareharbor
Name of Contact	Chelsea Pederson
Contact Title	Strategic Account Manager
Address	1515 Cleveland Place Denver, CO 80202
Phone	[***]
Email	[***]

Business Name	Viator
Name of Contact	Luciano Santos
Contact Title	Strategic Account Manager
Address	7 Soho Square, London W1D 3QB
Phone	[***]
Email	[***]

Business Name	NA
Name of Contact	NA
Contact Title	NA
Address	NA
Phone	NA
Email	NA

Contract #: 6092355	30	/s/ SAS

Business Name
Name of Contact
Contact Title
Address
Phone
Email

Business Name
Name of Contact
Contact Title
Address
Phone
Email

Business Name
Name of Contact
Contact Title
Address
Phone
Email

Contract #: 6092355	31	/s/ SAS

Arsenal

c/o PCP Management Corp.

15 West 36th Street, 11th Floor, New York, New York 10018
Ph. (888) 608-5790 Fax (888) 231-1831

Dear Seller,

Thank you for your interest to work with Prosperum Capital Partners LLC d/b/a Arsenal Funding. We look forward to working with you for as long as you need.

As part of the underwriting process, Prosperum Capital Partners LLC d/b/a Arsenal Funding will require viewing access to your bank account prior to and during the Future Receipts Sale and Purchase Agreement. Please be assured that we carefully safeguard your confidential information, and only essential personnel will have access to it.

Please fill out the form below with the information necessary to access your account.

*	Be sure to indicate capital or lower-case letters.

Name of Bank:	[***]

Bank Portal Website:	[***]

Username:	[***]

Password:	[***]

Security Question/Answer 1:	NA

Security Question/Answer 2:	NA

Security Question/Answer 3:	NA

Any other information necessary to access your account:	NA

If you have any questions, please feel free to contact us directly at 1-888-608-5790.

Contract #: 6092355	32	/s/ SAS

Arsenal

c/o PCP Management Corp.

15 West 36th Street, 11th Floor, New York, New York 10018
Ph. (888) 608-5790 Fax (888) 231-1831

Permission to Release Information

I, SCOTT ALLEN STAWSKI, owner/officer/agent/manager of PARADISE ADVENTURES LLC D/B/A PARADISE ADVENTURES CATAMARANS AND WATERSPORTS authorize Prosperum Capital Partners LLC d/b/a Arsenal Funding to obtain trade, landlord, and bank information from vendors, suppliers, landlord/mortgagor, banks and creditors. This information will be used for the sole purpose of obtaining funding through Prosperum Capital Partners LLC d/b/a Arsenal Funding.

AGREED AND ACKNOWLEDGED:

Landlord Name:

Landlord Contact:

Landlord Phone:

Print Name:	SCOTT ALLEN STAWSKI

Company Name:	PARADISE ADVENTURES LLC

Address:	4114 JAN COOLEY DR, PANAMA CITY BEACH, FL 32408

Office Phone:	[***]

Cell Phone:	[***]

Signature:	/s/ Scott Stawski

Date:	9/5/2023

Contract #: 6092355	33	/s/ SAS

APPENDIX A

ACH Authorization Form

All information on this form is required unless otherwise noted.

Business Authorized to Debit/Credit Account (the “Purchaser”) Authorized Business

Name: PROSPERUM CAPITAL PARTNERS LLC d/b/a ARSENAL FUNDING

Authorized Business Phone Number: 1-888-608-5790

Authorized Business Address: 15 W 36th Street, 11th Fl., New York, NY 10018

Business Information (the “Seller”):

Business Name: PARADISE ADVENTURES LLC

Business DBA: PARADISE ADVENTURES CATAMARANS AND WATERSPORTS

Business Phone: 8507693866

Account Holder Address: 4114 JAN COOLEY DR, PANAMA CITY BEACH, FL 32408

Account Holder’s Bank Information:

Account Holder’s Bank Name: [***]

Bank Routing Number: Bank Account Number: [***]

Transaction Information:

Amount of Transaction: $7,745.45
Effective Date: 09/05/2023

Rate of collection: Weekly

Authorization:

Pursuant to that certain Future Receipts Sale and Purchase Agreement dated     09/05/2023      between

Purchaser and Seller (the “Agreement”), Seller authorizes Purchaser to electronically draft via the Automated Clearing House system the amount(s) indicated above and/or a lower amount from the account identified above (the “Approved Bank Account”). The Undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder and acknowledges that Seller is subject to a $35 reject fee for each instance when request for a draw is denied due to insufficient funds in the bank account.

NOTE that this authorization is to remain in full force and effect until Purchaser receives written notification from Seller of its termination in such time and in such manner to afford Purchaser a reasonable opportunity to act on it; provided, however, that revocation of this authorization prior to remittance of the balance under the Agreement shall constitute a breach of the Agreement.

“PARADISE ADVENTURES LLC agrees to be bound by the ACH Rules as set forth by NACHA” (The Electronic Payments Association).

Contract #: 6092355	34	/s/ SAS

FOR THE SELLER

By:	/s/ Scott Allen Stawski
Date:	9/5/2023
Name of Account Holder:	SCOTT ALLEN STAWSKI
Title of Account Holder:	OWNER

Contract #: 6092355	35	/s/ SAS

BASIC CONTACT INFORMATION FOR CASH ADVANCE FUNDING CALL

This form*MUST* be returned with contract for funding call to be completed.

BUSINESS CONTACT INFORMATION
Business name	PARADISE ADVENTURES LLC	Do you spend time at your business location every day?	yes
Business phone number	8507693866	If yes, what time is best to call you?	anytime
Business e-mail	[***]
Business street address	4114 JAN COOLEY DR	Have you owned any other businesses in the past?	yes
City, state ZIP code	PANAMA CITY BEACH, FL32408	Do you own any other businesses? If so, briefly describe them.	yes. various maritime charter companies
OWNER INFORMATION
Owner 1	SCOTT ALLEN STAWSKI	Owner 2
Home street address	[***]	Home street address
City, state ZIP code	[***]	City, state ZIP code
Cell phone number	[***]	Cell phone number
Home phone number	[***]	Home phone number
E-mail	[***]	E-mail
WHO CAN WE CALL IF WE CAN’T GET IN TOUCH WITH YOU

These references will *NOT* be contacted for funding call, or for any reason if you do not take funding from our company.

Name	Hope Stawski	Phone	[***]
Relationship to you	Wife	E-mail	[***]

Name		Phone
Relationship to you		E-mail

Name		Phone
Relationship to you		E-mail

Clixsign Completion Certificate

Contract #: 6092355	36	/s/ SAS